                           POGO PRODUCING COMPANY



                                     TO



                             FLEET NATIONAL BANK
                                              Trustee



                            --------------------


                                  INDENTURE

                          Dated as of June 15, 1996


                            --------------------




               5-1/2% Convertible Subordinated Notes due 2006








              ------------------------------------------------

                           Pogo Producing Company
               Reconciliation and tie between Trust Indenture
            Act of 1939 and Indenture, dated as of June 15, 1996


Trust Indenture
  Act Section                                            Indenture Section
  Section  310(a)(1). . . . . . . . . . . . . . . . . . . . . . . 609
     (a)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . 609
     (a)(3) . . . . . . . . . . . . . . . . . . . . . . . . . .   Not Applicable
     (a)(4) . . . . . . . . . . . . . . . . . . . . . . . . . .   Not Applicable
     (a)(5) . . . . . . . . . . . . . . . . . . . . . . . . . . . 609
     (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 608
      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 610
     (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . .   Not Applicable

  Section  311(a)     . . . . . . . . . . . . . . . . . . . . . . 613
     (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 613
     (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . Not Applicable

  Section  312(a) . . . . . . . . . . . . . . . . . . . . . . . . 701
     (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 702
     (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 702

  Section  313(a) . . . . . . . . . . . . . . . . . . . . . . . . 703
     (b)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . Not Applicable
     (b)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . 703
     (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 703
     (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 703

  Section  314(a) . . . . . . . . . . . . . . . . . . . . . . . . 704
     (a)(4) . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1005
     (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . Not Applicable
     (c)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
     (c)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
     (c)(3) . . . . . . . . . . . . . . . . . . . . . . . . . . . Not Applicable
     (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . Not Applicable
     (e)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
     (f)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1005
  Section  315(a) . . . . . . . . . . . . . . . . . . . . . . . . 601

     (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . 602
     (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 601
     (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 601
     (e)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 514

  Section 316(a) (last sentence)  . . . . . . . . . . . . . . . . 101
     (a)(1)(A)  . . . . . . . . . . . . . . . . . . . . . . . . . 512
     (a)(1)(B)  . . . . . . . . . . . . . . . . . . . . . . . . . 513
     (a)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . Not Applicable
     (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 508
     (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104

  Section  317(a)(1)  . . . . . . . . . . . . . . . . . . . . . . 503
     (a)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . 504
     (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1003

  Section  318(a) . . . . . . . . . . . . . . . . . . . . . . . . 107
     (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . Not Applicable
     (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107

- ---------------------

  Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS


                                                                                                                       Page
                                                                                                                       ----
PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

RECITALS OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1


ARTICLE ONE                       DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION . . . . . . . . . . . . . . . 1
        Section 101.      Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                          Act   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                          Affiliate   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                          Agent Member  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                          Applicable Procedures   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                          Authenticating Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                          Board of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                          Board Resolution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                          Business Day  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                          CEDEL   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                          Change in Control   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                          Closing Price   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          Commission  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          Company Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          Company Request" or "Company Order  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          Consolidated Net Tangible Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          Corporate Trust Office  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                          Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                          Defaulted Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                          Depositary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                          Dollar", "$" or "U.S.$  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                          DTC   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                          "Effectiveness Period" has the meaning specified in Section 203.  . . . . . . . . . . . . . . 4
                          Euroclear   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                          Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                          Exchange Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                          Global Security   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                          Holder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                          Indenture   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                          Initial Purchasers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                          Interest Payment Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

                                                                                                                    Page
                                                                                                                    ----
                          Issue Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                          Liquidated Damages  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                          Maturity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                          Officers' Certificate   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                          Opinion of Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                          Outstanding   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                          Paying Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                          Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                          Predecessor Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                          Purchase Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                          Record Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                          Redemption Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                          Redemption Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                          Registered Security   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                          Registrable Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                          Registration Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                          Registration Rights Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                          Regular Record Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                          Regulation D Securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                          Regulation S  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                          Regulation S Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                          Regulation S Global Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                          Regulation S Legend   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                          Regulation S Securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                          Repurchase Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                          Repurchase Event  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                          Repurchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                          Responsible Officer   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                          Restricted Global Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                          Restricted Period   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                          Restricted Securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                          Restricted Securities Certificate   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                          Restricted Securities Legend  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                          Rule 144A   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                          Rule 144A Information   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                          Rule 144A Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                          Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                          Securities Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                          Securities Act Legend   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                          Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                          Security Register" and "Security Registrar  . . . . . . . . . . . . . . . . . . . . . . . . . 8
                          Senior Indebtedness   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                          Shelf Registration Statement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                          Special Record Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                          Stated Maturity   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

                                                                                                                     Page
                                                                                                                     ----
                          Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                          Successor Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                          Surrender Certificate   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                          Trading Day   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                          Trust Indenture Act   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                          Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                          Unrestricted Securities Certificate   . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                          Vice President  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
        Section 102.      Compliance Certificates and Opinions  . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
        Section 103.      Form of Documents Delivered to Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . .  10
        Section 104.      Acts of Holders   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
        Section 105.      Notices, Etc., to Trustee and Company   . . . . . . . . . . . . . . . . . . . . . . . . . .  12
        Section 106.      Notice to Holders; Waiver   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
        Section 107.      Conflict with Trust Indenture Act   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
        Section 108.      Effect of Headings and Table of Contents  . . . . . . . . . . . . . . . . . . . . . . . . .  13
        Section 109.      Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
        Section 110.      Separability Clause   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
        Section 111.      Benefits of Indenture   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
        Section 112.      Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
        Section 113.      Legal Holidays  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
        Section 114.      Rules by Trustee, Paying Agent and Registrar  . . . . . . . . . . . . . . . . . . . . . . .  14

ARTICLE TWO                                           SECURITY FORMS  . . . . . . . . . . . . . . . . . . . . . . . .  14
        Section 201.      Forms Generally   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
        Section 202.      Form of Face of Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
        Section 203.      Form of Reverse of Security   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
        Section 204.      Form of Trustee's Certificate of Authentication   . . . . . . . . . . . . . . . . . . . . .  28
        Section 205.      Form of Election to Convert   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
        Section 206.      Form of Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

ARTICLE THREE                                         THE SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . .  30
        Section 301.      Title and Terms   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
        Section 302.      Denominations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
        Section 303.      Execution, Authentication, Delivery and Dating  . . . . . . . . . . . . . . . . . . . . . .  31
        Section 304.      Global Securities; Non-Global Securities  . . . . . . . . . . . . . . . . . . . . . . . . .  31
        Section 305.      Registration, Registration of Transfer and Exchange; Restrictions on Transfer   . . . . . .  33
        Section 306.      Mutilated, Destroyed, Lost and Stolen Securities  . . . . . . . . . . . . . . . . . . . . .  38
        Section 307.      Payment of Interest; Interest Rights Preserved38
        Section 308.      Persons Deemed Owners   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
        Section 309.      Cancellation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

                                                                                                                     Page
                                                                                                                     ____
        Section 310.      Computation of Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
        Section 311.      CUSIP Numbers   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

ARTICLE FOUR
                                                SATISFACTION AND DISCHARGE  . . . . . . . . . . . . . . . . . . . . .  41
        Section 401.      Satisfaction and Discharge of Indenture   . . . . . . . . . . . . . . . . . . . . . . . . .  41
        Section 402.      Application of Trust Money  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
        Section 403.      Reinstatement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

ARTICLE FIVE
                                                         REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . .  43
        Section 501.      Events of Default   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
        Section 502.      Acceleration of Maturity; Rescission and Annulment  . . . . . . . . . . . . . . . . . . . .  45
        Section 503.      Collection of Indebtedness and Suits for Enforcement by Trustee   . . . . . . . . . . . . .  45
        Section 504.      Trustee May File Proofs of Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
        Section 505.      Trustee May Enforce Claims Without Possession of Securities   . . . . . . . . . . . . . . .  47
        Section 506.      Application of Money Collected  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
        Section 507.      Limitation on Suits   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
        Section 508.      Unconditional Right of Holders to Receive Principal, Premium and Interest and to Convert  .  49
        Section 509.      Restoration of Rights and Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
        Section 510.      Rights and Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
        Section 511.      Delay or Omission Not Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
        Section 512.      Control by Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
        Section 513.      Waiver of Past Defaults   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
        Section 514.      Undertaking for Costs   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
        Section 515.      Waiver of Stay or Extension Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

ARTICLE SIX
                                                       THE TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . .  51
        Section 601.      Certain Duties and Responsibilities   . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
        Section 602.      Notice of Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
        Section 603.      Certain Rights of Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
        Section 604.      Not Responsible for Recitals or Issuance of Securities  . . . . . . . . . . . . . . . . . .  53
        Section 605.      May Hold Securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
        Section 606.      Money Held in Trust   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
        Section 607.      Compensation and Reimbursement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
        Section 608.      Disqualification; Conflicting Interests   . . . . . . . . . . . . . . . . . . . . . . . . .  54
        Section 609.      Corporate Trustee Required; Eligibility   . . . . . . . . . . . . . . . . . . . . . . . . .  54
        Section 610.      Resignation and Removal; Appointment of Successor   . . . . . . . . . . . . . . . . . . . .  55
        Section 611.      Acceptance of Appointment by Successor  . . . . . . . . . . . . . . . . . . . . . . . . . .  56
        Section 612.      Merger, Conversion, Consolidation or Succession to Business   . . . . . . . . . . . . . . .  56

                                                                                                                     Page
                                                                                                                     ----
        Section 613.      Preferential Collection of Claims Against Company   . . . . . . . . . . . . . . . . . . . .  57
        Section 614.      Appointment of Authenticating Agent   . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

ARTICLE SEVEN
                                     HOLDERS' LISTS AND REPORTSBY TRUSTEE AND COMPANY . . . . . . . . . . . . . . . .  58
        Section 701.      Company to Furnish Trustee Names and Addresses of Holders   . . . . . . . . . . . . . . . .  58
        Section 702.      Preservation of Information; Communications to Holders  . . . . . . . . . . . . . . . . . .  59
        Section 703.      Reports by Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
        Section 704.      Reports by Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

ARTICLE EIGHT
                                   CONSOLIDATION, MERGER, CONVEYANCE,TRANSFER OR LEASE  . . . . . . . . . . . . . . .  60
        Section 801.      Company May Consolidate, Etc., Only on Certain Terms  . . . . . . . . . . . . . . . . . . .  60
        Section 802.      Successor Legal Entity Substituted  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61

ARTICLE NINE
                                                 SUPPLEMENTAL INDENTURES  . . . . . . . . . . . . . . . . . . . . . .  61
        Section 901.      Supplemental Indentures Without Consent of Holders  . . . . . . . . . . . . . . . . . . . .  61
        Section 902.      Supplemental Indentures With Consent of Holders   . . . . . . . . . . . . . . . . . . . . .  62
        Section 903.      Execution of Supplemental Indentures  . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
        Section 904.      Effect of Supplemental Indentures   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
        Section 905.      Conformity with Trust Indenture Act   . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
        Section 906.      Reference in Securities to Supplemental Indentures  . . . . . . . . . . . . . . . . . . . .  64

ARTICLE TEN
                                                        COVENANTS   . . . . . . . . . . . . . . . . . . . . . . . . .  64
        Section 1001.     Payment of Principal, Premium and Interest  . . . . . . . . . . . . . . . . . . . . . . . .  64
        Section 1002.     Maintenance of Office or Agency   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
        Section 1003.     Money for Security Payments to Be Held in Trust   . . . . . . . . . . . . . . . . . . . . .  65
        Section 1004.     Existence   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
        Section 1005.     Statement by Officers as to Default   . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
        Section 1006.     Waiver of Certain Covenants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
        Section 1007.     Registration Rights.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
        Section 1008.     Resale of Certain Securities: Reporting Issuer  . . . . . . . . . . . . . . . . . . . . . .  68

        Section 1009.     Payment of Certain Duties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68

                                                                                                                       Page
                                                                                                                       ----
ARTICLE ELEVEN
                                                 REDEMPTION OF SECURITIES . . . . . . . . . . . . . . . . . . . . . .  69
        Section 1101.     Right of Redemption   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
        Section 1102.     Applicability of Article  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
        Section 1103.     Election to Redeem; Notice to Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . .  69
        Section 1104.     Selection by Trustee of Securities to Be Redeemed   . . . . . . . . . . . . . . . . . . . .  69
        Section 1105.     Notice of Redemption  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
        Section 1106.     Deposit of Redemption Price   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
        Section 1107.     Securities Payable on Redemption Date   . . . . . . . . . . . . . . . . . . . . . . . . . .  71
        Section 1108.     Securities Redeemed in Part   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71

ARTICLE TWELVE
                                               RIGHT TO REQUIRE REPURCHASE  . . . . . . . . . . . . . . . . . . . . .  72
        Section 1201.     Right to Require Repurchase.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
        Section 1202.     Notice; Method of Exercising Repurchase Right.  . . . . . . . . . . . . . . . . . . . . . .  73
        Section 1203.     Deposit of Cash Repurchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
        Section 1204.     Securities Not Repurchased on Repurchase Date   . . . . . . . . . . . . . . . . . . . . . .  75
        Section 1205.     Securities Repurchased in Part  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
        Section 1206.     "Change in Control" and "Repurchase Event" Defined  . . . . . . . . . . . . . . . . . . . .  76

ARTICLE THIRTEEN
                                                 CONVERSION OF SECURITIES . . . . . . . . . . . . . . . . . . . . . .  77
        Section 1301.     Right of Conversion   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
        Section 1302.     Issuance of Common Stock; Time of Conversion  . . . . . . . . . . . . . . . . . . . . . . .  78
        Section 1303.     No Adjustments in Respect of Interest or Dividends  . . . . . . . . . . . . . . . . . . . .  79
        Section 1304.     Adjustment of Conversion Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
        Section 1305.     No Fractional Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
        Section 1306.     Reclassification, Consolidation, Merger or Sale of Assets   . . . . . . . . . . . . . . . .  83
        Section 1307.     Prior Notice of Certain Events  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
        Section 1308.     Shares to be Reserved; Accounting Treatment of Consideration  . . . . . . . . . . . . . . .  85
        Section 1309.     Listing of Shares   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
        Section 1310.     Taxes and Charges   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
        Section 1311.     Trustee and Conversion Agents Not Liable  . . . . . . . . . . . . . . . . . . . . . . . . .  86

ARTICLE FOURTEEN
                                               SUBORDINATION OF SECURITIES  . . . . . . . . . . . . . . . . . . . . .  87
        Section 1401.     Securities Subordinate to Senior Indebtedness   . . . . . . . . . . . . . . . . . . . . . .  87
        Section 1402.     Payment Over of Proceeds Upon Dissolution, Etc87
        Section 1403.     Prior Payment to Senior Indebtedness Upon Acceleration of Securities  . . . . . . . . . . .  88
        Section 1404.     No Payment When Senior Indebtedness in Default  . . . . . . . . . . . . . . . . . . . . . .  89


                                                                                                                      Page
                                                                                                                      ----
        Section 1405.     Acknowledgment of Reliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
        Section 1406.     Subrogation to Rights of Holders of Senior Indebtedness   . . . . . . . . . . . . . . . . .  90
        Section 1407.     Provisions Solely to Define Relative Rights   . . . . . . . . . . . . . . . . . . . . . . .  90
        Section 1408.     Trustee to Effectuate Subordination   . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
        Section 1409.     No Waiver of Subordination Provisions   . . . . . . . . . . . . . . . . . . . . . . . . . .  91
        Section 1410.     Notice to Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
        Section 1411.     Reliance on Judicial Order or Certificate of Liquidating Agent  . . . . . . . . . . . . . .  92
        Section 1412.     Trustee Not Fiduciary for Holders of Senior Indebtedness  . . . . . . . . . . . . . . . . .  92
        Section 1413.     Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights  . . .  92
        Section 1414.     Article Applicable to Paying Agents   . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
        Section 1415.     Certain Conversions Deemed Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93

                  INDENTURE, dated as of June 15, 1996, between POGO
PRODUCING COMPANY, a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 5 Greenway Plaza, Suite 2700, Houston, Texas 77046, and FLEET NATIONAL BANK, a national banking association, as Trustee (herein called the "Trustee").

                           RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of an issue of its 5 1/2% Convertible Subordinated Notes due 2006 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

                  All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

Section 101.      Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, or defined by Commission rule under the Trust Indenture Act, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                  (4) the words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture; and

                  (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  Certain terms, used principally in Article Twelve, are defined in that Article.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent Member" means any member of, or participant in, the Depositary.

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of Euroclear and CEDEL, and of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York, Hartford, Connecticut or Houston, Texas are authorized or obligated by law or executive order to close.

                  "CEDEL" means Cedel Bank, S.A. (or any successor securities clearing agency).

                  "Change in Control" has the meaning specified in Section
1206.

                  "Closing Price" for any Trading Day means the last reported sale price (or, if none on any day, the mean between the bid and asked quotations on such day) of the securities in question for such date, in either case on the New York Stock Exchange or, if the securities are not listed or admitted to trading on such exchange, on the principal national securities exchange on which such securities are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotations National Market System, or if the securities are not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices in the over-the- counter market as furnished by any New York Stock Exchange member firm selected by the Company for such purpose.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Stock" initially means the class designated as Common Stock, par value $1.00 per share, of the Company as of the date hereof and includes any other class of capital stock of the Company into which such Common Stock may be reclassified.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person, and in each case shall include any other obligor upon the Securities.

                  "Company Notice" has the meaning specified in Section 1202.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Consolidated Net Tangible Assets" means the total of all assets included in a consolidated balance sheet of the Company and its Subsidiaries, prepared in accordance with generally accepted accounting principles (and as of a date not more than 90 days prior to the date as of which Consolidated Net Tangible Assets are to be determined), less the sum of the following items each as included in such balance sheet:

                  (i)    all current liabilities;

                  (ii) all depreciation, depletion, valuation and other reserves;

                  (iii) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles; and

                  (iv)   minority interests in the equity of Subsidiaries.

                  "Corporate Trust Office" means the principal office of the Trustee at 777 Main Street, Hartford, Connecticut 06115, at which its corporate trust business shall be administered.

                  "Corporation" means a corporation, partnership, association, company, joint-stock company, limited liability company or business trust.

                  "Defaulted Interest" has the meaning specified in Section 307.

                  "Depositary" means, with respect to any Registered Securities, a clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Registered Securities (or any successor securities clearing agency so registered). The initial Depositary for Registered Securities shall be DTC.

                  "Dollar", "$" or "U.S.$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

                  "DTC" means The Depository Trust Company, a New York corporation.

                  "Effectiveness Period" has the meaning specified in Section
203.

                  "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

                  "Event of Default" has the meaning specified in Section 501.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute.

                  "Global Security" means a Registered Security that is registered in the Security Register in the name of a Depositary or a nominee thereof.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Initial Purchasers" mean Goldman, Sachs & Co., Goldman Sachs International, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch International Limited, as initial purchasers in the offering of the Securities.

                  "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

                  "Issue Date" means the date on which the Securities are originally issued under this Indenture.

                  "Liquidated Damages" has the meaning specified in
Section 1007.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of the repurchase right set forth in Article Twelve or otherwise.

                  "Officers' Certificate" means a certificate signed by the principal executive officer and the principal financial officer or principal accounting officer of the Company and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities in accordance with the terms of this Indenture; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

                  "Person" means any individual, Corporation or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Purchase Agreement" has the meaning specified in Section 301.

                  "Record Date" means any Regular Record Date or Special Record Date.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Registered Security" means any Security issued in substantially the form set forth in Sections 202 and 203 and registered in the Security Register. A Global Security is a Registered Security.

                  "Registrable Securities" has the meaning specified in Section 1007.

                  "Registration Default" has the meaning specified in Section 1007.

                  "Registration Rights Agreement" has the meaning specified in
Section 1007.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means the 1st of June or 1st of December (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  "Regulation D Securities" means the Securities sold by the Initial Purchasers in the initial offering contemplated by the Purchase Agreement in reliance on an exemption from the registration requirements of the Securities Act other than Rule 144A and Regulation S.

                  "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

                  "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

                  "Regulation S Global Security" has the meaning specified in
Section 201.

                  "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon a Regulation S Global Security.

                  "Regulation S Securities" means all Securities required pursuant to Section 305(c) to bear a Regulation S Legend. Such term includes the Regulation S Global Security.

                  "Repurchase Date" has the meaning specified in Section 1201.

                  "Repurchase Event" has the meaning specified in Section 1206.

                  "Repurchase Price" has the meaning specified in Section 1201.

                  "Responsible Officer", when used with respect to the Trustee, means any person in the Corporate Trust Administration Department of the Trustee familiar with corporate trust matters.

                  "Restricted Global Security" has the meaning specified in
Section 201.

                  "Restricted Period" means the period of 41 consecutive days beginning on and including the later of (i) the day on which Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the last original issuance date of the Securities.

                  "Restricted Securities" means all Securities required pursuant to Section 305(c) to bear any Restricted Securities Legend. Such term includes the Restricted Global Security.

                  "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

                  "Restricted Securities Legend" means, collectively, the legends substantially in the forms of the legends required in the form of Security set forth in Section 202 to be placed upon each Restricted Security.

                  "Rule 144A" means Rule 144A under the Securities Act (or any successor provisions), as it may be amended from time to time.

                  "Rule 144A Information" has the meaning specified in Section 704.

                  "Rule 144A Securities" means the Securities purchased by the Initial Purchasers from the Company pursuant to the Purchase Agreement and resold by the Initial Purchasers, other than the Regulation D Securities and the Regulation S Securities.

                  "Securities" has the meaning set forth in the recitals of this indenture.

                  "Securities Act" means the Securities Act of 1933, as amended, and any successor statute.

                  "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

                  "Security" means any of the Securities.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 305(a).

                  "Senior Indebtedness" means the principal of, premium, if any, and unpaid interest (including, without limitation, any interest accruing subsequent to the commencement of a case or other proceeding under any bankruptcy or other similar law with respect to the Company) on, and other obligations in respect of, the following, whether outstanding at the date hereof or thereafter incurred or created: (a) indebtedness of the Company for money borrowed (including purchase-money obligations) evidenced by notes or other written obligations, (b) indebtedness of the Company evidenced by notes, debentures, bonds or other securities issued under the provisions of an indenture or similar instrument, (c) indebtedness secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by the Company subject to such mortgage, pledge or encumbrance, whether or not indebtedness secured thereby shall have been assumed by the Company, (d) obligations of the Company as lessee under capitalized leases and under leases of property made as part of any sale and leaseback transactions, (e) obligations of the Company in respect of letters of credit issued for its account and "swaps" of interest rates, commodity prices or foreign currencies (and other interest rate, commodity price or foreign currency hedging agreements) to which the Company is a party, (f) indebtedness of others of any of the kinds described in the preceding clauses (a) through (e) assumed or guaranteed by the Company and (g) renewals, extensions and refundings of, and indebtedness and obligations of a successor Person issued in exchange for or in replacement of, indebtedness or obligations of the kinds described in the preceding clauses (a) through (f); provided, however, that the following shall not constitute Senior Indebtedness: (i) any indebtedness or obligation which by its terms refers explicitly to the Securities and states that such indebtedness or obligation shall not be senior in right of payment thereto,
(ii) any
indebtedness or obligation of the Company in respect of the Securities and
(iii) any indebtedness or obligation of the Company to any Subsidiary. Notwithstanding the foregoing, all indebtedness and obligations of the Company in respect of each of the following shall rank equally with the Securities and shall not constitute "Senior Indebtedness" hereunder: (x) the 8% Convertible Subordinated Debentures due 2005 and (y) the 5 1/2% Convertible Subordinated Notes due 2004.

                  "Shelf Registration Statement" has the meaning specified in
Section 1007.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                  "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

                  "Subsidiary" means a Corporation more than 50% of the outstanding voting stock or other voting or managing ownership interest of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                  "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Surrender Certificate" means a certificate substantially in the form set forth in Annex D.

                  "Trading Day", with respect to any stock exchange or securities market, means any Monday, Tuesday, Wednesday, Thursday or Friday on which such stock exchange or securities market is open for business.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905; provided, however, that in the event the Trust Indenture Act is amended after such date, Trust Indenture Act means, to the extent required by any such amendment, the Trust Indenture Act as so amended.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Annex C.

                  "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

Section 102.      Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.      Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104.      Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Securities shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 105.      Notices, Etc., to Trustee and Company.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:
        Corporate Trust Administration Department, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

Section 106.      Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. If the Company mails a notice or communication to the Holders, it shall mail a copy to the Trustee and each Registrar, Paying Agent or co-registrar. If a notice or communication is mailed in the manner provided above, it is duly given on the date of such mailing, whether or not received by the addressee.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107.      Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Company and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof.

Section 108.      Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.      Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110.      Separability Clause.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.      Benefits of Indenture.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112.      Governing Law.

                  This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

Section 113.      Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity of any Security or the last date on which a Holder has the right to convert his

Securities shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) or payment of the Repurchase Price (whether the same is payable in cash or in shares of Common Stock) with respect to, or delivery for conversion of, the Securities need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Repurchase Date, or at the Stated Maturity, or on such last day for conversion, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date , Repurchase Date or Stated Maturity, as the case may be.

Section 114.      Rules by Trustee, Paying Agent and Registrar.

                  The Trustee may make reasonable rules for action by or a meeting of Holders. The Registrar and Paying Agent may make reasonable rules for their functions.


                                 ARTICLE TWO

                               SECURITY FORMS

Section 201.      Forms Generally.

                  The Securities shall be in substantially the form set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, the Internal Revenue Code of 1986, as amended, and regulations thereunder (the "Code"), or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. All Securities shall be Registered Securities.

                  The Trustee's certificates of authentication shall be in substantially the form set forth in Section 204.

                  Conversion notices shall be in substantially the form set forth in Section 205.

                  Repurchase notices shall be substantially in the form set forth in Section 203.

                  Assignments of Securities shall be made in substantially the form set forth in Section 206.

                  The Securities shall be printed, lithographed, typewritten or engraved or produced by any combination of these methods on steel engraved borders if so required by any securities exchange upon which the Securities may be listed, or may be produced in any other manner permitted by the rules of any such securities exchange, or, if the Securities are not listed on a securities exchange, in any other manner approved by the Company all as determined by the officers executing such Securities, as evidenced by their execution thereof.

                  Upon their original issuance, Rule 144A Securities shall be issued in the form of one or more Global Securities without interest coupons and shall be registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Securities, together with their Successor Securities which are Global Securities other than the Regulation S Global Security, are collectively herein called the "Restricted Global Security".

                  Upon their original issuance, Regulation S Securities shall be issued in the form of one or more Global Securities without interest coupons and shall be registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC for credit to the respective accounts at DTC of the depositaries for Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear, or CEDEL. Such Global Security, together with its Successor Securities which are Global Securities other than the Restricted Global Security, are collectively herein called the "Regulation S Global Security".

                  Upon their original issuance, Regulation D Securities shall be issued as Registered Securities but not in the form of a Global Security or in any other form intended to facilitate book-entry trading in beneficial interests in such Securities.

Section 202.      Form of Face of Security.

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH RESTRICTED SECURITY OTHER THAN ANY GLOBAL SECURITY:

                  THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN
A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY AND ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THIS SECURITY MAY ONLY BE SOLD IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE. EACH PURCHASER OF THIS SECURITY WHICH IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF POGO PRODUCING COMPANY (THE "COMPANY") THAT (A) THIS SECURITY AND ANY

SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION COMPLYING WITH THE PROVISIONS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) IN THE CASE OF ANY PURCHASER, OTHER THAN A PURCHASER WHO HAS OTHERWISE AGREED WITH THE COMPANY IN WRITING, TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES, AND (B) SUCH HOLDER WILL, AND EACH SUBSEQUENT HOLDER OF THIS SECURITY OR ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY AND ANY COMMON STOCK ISSUABLE UPON ITS CONVERSION FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                  THIS SECURITY, ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS SECURITY AND ANY SUCH SHARES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY AND ANY SUCH SHARES SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY AND ANY SUCH SHARES TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH RESTRICTED GLOBAL
SECURITY:

                  THE SECURITIES EVIDENCED BY THIS GLOBAL SECURITY (OR ITS PREDECESSOR) WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SUCH SECURITIES AND ANY SHARES OF COMMON STOCK ISSUABLE UPON THEIR CONVERSION MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM, SUCH SECURITIES MAY ONLY BE SOLD IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR

INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE. EACH PURCHASER OF ANY BENEFICIAL INTEREST IN THE SECURITIES WHICH IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IS HEREBY NOTIFIED THAT THE SELLER OF SUCH BENEFICIAL INTEREST IN THE SECURITIES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  EACH BENEFICIAL OWNER OF AN INTEREST IN ANY OF THE
SECURITIES EVIDENCED BY THIS GLOBAL SECURITY (INCLUDING ANY PARTICIPANT IN THE DEPOSITARY HOLDING THE GLOBAL SECURITY THAT IS SHOWN AS HOLDING SUCH AN INTEREST ON THE RECORDS OF SUCH DEPOSITARY AND EACH BENEFICIAL OWNER THAT HOLDS THROUGH ANY SUCH PARTICIPANT) AGREES FOR THE BENEFIT OF POGO PRODUCING COMPANY (THE "COMPANY") THAT (A) ANY BENEFICIAL INTEREST IN THE SECURITIES AND ANY SHARES OF COMMON STOCK ISSUABLE UPON THEIR CONVERSION MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION COMPLYING WITH THE PROVISIONS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) IN THE CASE OF ANY PURCHASER, OTHER THAN A PURCHASER WHO HAS OTHERWISE AGREED WITH THE COMPANY IN WRITING, TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES, AND (B) SUCH BENEFICIAL OWNER WILL, AND EACH SUBSEQUENT BENEFICIAL OWNER OF THIS SECURITY OR ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION IS REQUIRED TO, NOTIFY ANY PURCHASER OF ANY BENEFICIAL INTEREST IN THE SECURITIES AND ANY COMMON STOCK ISSUABLE UPON ITS CONVERSION FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                  THIS SECURITY, ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED
FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS SECURITY AND ANY SUCH SHARES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER AND

BENEFICIAL OWNERS OF AN INTEREST IN ANY OF THE SECURITIES EVIDENCED BY THIS GLOBAL SECURITY AND ANY SUCH SHARES SHALL BE DEEMED BY THE ACCEPTANCE OF THIS GLOBAL SECURITY AND THE BENEFICIAL INTERESTS THEREIN AND ANY SUCH SHARES TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL SECURITY:

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL SECURITY FOR WHICH THE DEPOSITORY TRUST COMPANY IS TO BE THE DEPOSITARY:

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR REGISTERED SECURITIES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH REGULATION S GLOBAL
SECURITY:

                  THE SECURITIES EVIDENCED BY THIS GLOBAL SECURITY (OR ITS PREDECESSOR) WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN THEM IN REGULATION S UNDER THE SECURITIES ACT.]


                           POGO PRODUCING COMPANY

                       5 1/2% Convertible Subordinated
                                Note due 2006

No. _________________                                            $______________

[IF RESTRICTED GLOBAL SECURITY - CUSIP NO. 730 448 AC1]
[IF REGULATION S GLOBAL SECURITY - CUSIP NO. U72 645 AA9]
[IF REGULATION D SECURITY -CUSIP NO. 730 448 AD9]

                  POGO PRODUCING COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of ____________________ Dollars [IF THIS SECURITY IS A GLOBAL SECURITY, THEN INSERT -(which principal amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other Outstanding Securities, shall not exceed $115,000,000 in the aggregate at any time) by adjustments made on the records of the Trustee hereinafter referred to in accordance with the Indenture)] on June 15, 2006 and to pay interest thereon, from June 18, 1996, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 in each year (each , an "Interest Payment Date"), commencing December 15, 1996, at the rate of 5 1/2% per annum, until the principal hereof is due, and at the rate of 5 1/2% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1st or December 1st (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Registered Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Registered Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Security to the Company at the designated office or agency of the Company in New York, New York or any other office or agency designated by the Company for such purpose pursuant to the terms of the Indenture in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, by United States Dollar check drawn on, or transfer to, a United States Dollar account (such a transfer to be made only to a Holder of an aggregate principal amount of Registered Securities in excess of U.S. $2,000,000, and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date) maintained by the payee with a bank in New York, New York. Payment of interest on this Security may be made by United States Dollar check drawn on a bank in New York, New York mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or, upon written application by the Holder to the Security Registrar setting forth wire instructions not later than the relevant Record Date, by transfer to a United States Dollar account (such a transfer to be made only to a Holder of an aggregate principal amount of Registered Securities in excess of U.S. $2,000,000 and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date) maintained by the payee with a bank in  New York, New York.

                  Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. The Indenture includes limitations on the right of the Holder to institute a proceeding, judicial or otherwise, with respect to the Indenture, for the appointment of a receiver or trustee, or for any other remedy under the Indenture.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
                                          POGO PRODUCING COMPANY


                                          By:
                                             -------------------
Attest:



- ------------------------------


Section 203.      Form of Reverse of Security.

                  This Security is one of a duly authorized issue of securities of the Company designated as its 5 1/2% Convertible Subordinated Notes due 2006 (herein called the "Securities"), limited in aggregate principal amount to $100,000,000 (subject to increase to up to $115,000,000 aggregate principal amount), issued and to be issued under an Indenture, dated as of June 15, 1996 (herein called the "Indenture"), between the Company and Fleet National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  Subject to the provisions of the Indenture, the Holder hereof has the right, at his option, at any time on or after the 90th day following the last original issue date of the Securities and prior to the close of business on the maturity date, to convert the principal amount of this Security (or any portion of the principal amount hereof which is an integral multiple of $1,000) into fully paid and nonassessable shares of Common Stock of the Company at the conversion price of $42.185 of principal amount of this Security per share of Common Stock, subject to such adjustment, if any, of the conversion price and the securities or other property issuable upon conversion as may be required by the provisions of the Indenture (except that, in case this Security (or any portion hereof) shall be called for redemption before maturity, such right shall terminate at the close of business on the Business Day immediately preceding the Redemption Date for this Security (or such portion hereof), unless in any such case the Company shall default in payment due upon such redemption), but only upon surrender of this Security for the purpose of such conversion to the Company at the designated office or agency of the Company in New York, New York or any other office or agency designated by the Company for such purpose pursuant to the provisions of the Indenture, accompanied by written notice that the Holder elects to convert this Security or any portion hereof and specifying the name or names (with address or addresses) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by the Company or the Trustee) by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by the registered Holder or his duly authorized legal representative and transfer tax stamps or funds therefor, if required pursuant to the provisions of the Indenture and, in case such surrender shall be made during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption), also accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement with respect to payment in the event of conversion after the close of business on a Regular Record Date, no adjustment is to be made on conversion for interest accrued hereon or for dividends on shares of Common Stock issued on conversion; provided, however, that upon a call for redemption by the Company, accrued and unpaid interest to the Redemption Date shall be payable with respect to Notes converted after the redemption call and prior to the Redemption Date. No fractional shares are issuable upon any conversion, but in lieu thereof the Company shall pay therefor in cash as provided in the Indenture.

                  The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by first-class mail, postage prepaid, at any time on or after June 15, 1999, as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning June 15 of the years indicated,

              Year         Redemption PriceYear       Redemption Price
              ----         --------------------       ----------------
              1999         103.850                    2003101.650
              2000         103.300                    2004101.100
              2001         102.750                    2005100.550
              2002         102.200

together with, in each case, accrued and unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

                  Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended, upon the request of a Holder of a Restricted Security or the holder of shares of Common Stock issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities or such holder of shares of Common Stock issued upon conversion of Restricted Securities, or to a prospective purchaser of any security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the resale of any such security. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

                  If this Security is a Registrable Security, then the Holder of this Security [IF THIS SECURITY IS A GLOBAL SECURITY, THEN INSERT - (including any Person that has a beneficial interest in this Security)] and the Common Stock issuable upon conversion hereof is entitled to the benefits of a Registration Rights Agreement, dated as of June 18, 1996 (the "Registration Rights Agreement"), executed by the Company. Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the Holders from time to time of Registered Securities and the Common Stock issuable upon conversion thereof, in each case, that are Registrable Securities, to file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Registrable Securities.

                  If (i) on or prior to 90 days following the date of original issuance of the Registered Securities, a Shelf Registration Statement has not been filed with the Commission, or (ii) on or prior to the 180th day following the date of original issuance of the Registered Securities, such Shelf Registration Statement is not declared effective (each, a "Registration Default"), additional interest ("Liquidated Damages") will accrue on this Security from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured.
Liquidated Damages will be paid semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date in respect of the Registered Securities following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (.25%) of the principal amount hereof to and including the 90th day following such Registration Default and at a rate per annum equal to one-half of one percent (.50%) thereof from and after the 91st day following such Registration Default. In the event that the Shelf Registration Statement ceases to be effective during the period (the "Effectiveness Period") beginning on the initial effective date of the Shelf Registration Statement and ending on the earliest of, (i) three years after such effective date, (ii) when there are no outstanding Registrable Securities, or (iii) when all outstanding Registrable Securities, subject to certain limited exceptions, may be resold without registration under the Securities Act pursuant to Rule 144(k) (or any successor provision to such Rule), or the Company suspends the use of the prospectus which is a part thereof for a period in excess of 60 days, whether or not consecutive, during any 12-month period, then the interest rate borne by this Security shall increase by an additional one-half of one percent (.50%) per annum from the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective or the Company suspends the use of the prospectus which is a part thereof, as the case may be, to but excluding the day on which (i) the Shelf Registration Statement again becomes effective, (ii) the use of the related prospectus ceases to be suspended or (iii) the Effectiveness Period expires.

                  Whenever in this Security there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, this Security such mention shall be deemed to include mention of the payment of Liquidated Damages payable as described in the preceding paragraph to the extent that, in such context, Liquidated Damages are, were or would be payable in respect of this Security pursuant to such paragraph, and an express mention of the payment of Liquidated Damages (if applicable) in any provisions of this Security shall not be construed as excluding Liquidated Damages in those provisions of this Security where such express mention is not made.

                  [If this Security is a Registrable Security and the Holder of this Security [IF THIS SECURITY IS A GLOBAL SECURITY, THEN INSERT - (including any Person that has a beneficial interest in this Security)] elects to sell this Security pursuant to the Shelf Registration Statement then, by his acceptance hereof, such Holder of this Security agrees to be bound by the terms of the Registration Rights Agreement relating to the Registrable Securities which are the subject of such election.]

                  Under certain circumstances involving a Change in Control (as defined in the Indenture), the Company may be required to offer to purchase the Securities at a purchase price equal to 100% of the principal amount of such Securities, together with accrued and unpaid interest to the Repurchase Date. At the option of the Company, the Repurchase Price may be paid in cash or, subject to the conditions provided in the Indenture, by delivery of shares of Common Stock having a fair market value equal to the Repurchase Price. For purposes of this paragraph, the fair market value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices per share for the five consecutive Trading Days immediately preceding the second Trading Day prior to the Repurchase Date. Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such date, and express mention of the Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price so payable in those provisions of this Security when such express mention is not made; provided, however, that, for the purposes of the second succeeding paragraph, such reference shall be deemed to include reference to the Repurchase Price only to the extent the Repurchase Price is payable in cash.

                  [THE FOLLOWING PARAGRAPH SHALL APPEAR IN EACH REGISTERED SECURITY THAT IS NOT A GLOBAL SECURITY:

                  In the event of redemption, repurchase or conversion of this Security in part only, a new Registered Security or Registered Securities for the unredeemed, unrepurchased or unconverted portion hereof will be issued in the name of the Holder hereof.]

                  [THE FOLLOWING PARAGRAPH SHALL APPEAR IN EACH GLOBAL SECURITY:

                  In the event of a deposit or withdrawal of an interest in this Security, including an exchange, transfer, redemption, repurchase or conversion of this Security in part only, the Trustee, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the Applicable Procedures.]

                  The indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, expressly subordinate and subject in right of payment to the prior payment in full of any Senior Indebtedness of the Company or provision for such payment, whether outstanding at the date of the Indenture or thereafter incurred, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by his acceptance hereof, agrees to and shall be bound by such provisions of the Indenture and authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate such subordination and appoints the Trustee his attorney-in-fact for any and all such purposes.

                  If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  The Indenture provides that no Holder of any Security may enforce any remedy under the Indenture except in the case of failure of the Trustee to act after notice of default and after request by the Holders of 25% in aggregate principal amount of the Outstanding Securities and the offer and, if requested, provision to the Trustee of reasonable indemnity satisfactory to the Trustee; provided, however, that such provision shall not prevent the Holder hereof from enforcing payment of the principal of (and premium, if any) or interest on this Security after the same shall have become due.

                  Initially, the Trustee will act as Paying Agent, Security Registrar and as the agent where notices and demands to or upon the Company in respect of the Securities may be served. The Company may appoint and change any Paying Agent, Security Registrar or agent for notices without notice, other than notice to the Trustee. The Company or one of its subsidiaries may act as Paying Agent, Security Registrar or agent for notices.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, subject to the subordination provisions, to pay the principal of (and premium, if any) and interest on (including Liquidated Damages and additional interest) this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar and duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made to the Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  THE COMPANY WILL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE TO:

                  POGO PRODUCING COMPANY
                  GREENWAY; SUITE 2700
                  HOUSTON, TEXAS 77046-0504
                  ATTENTION:  GENERAL COUNSEL

                  This Security and the rights of the Holder hereof shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                     OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased by the Company pursuant to Article Twelve of the Indenture, check the box: [ ]

                  If you want to elect to have only part of this Security purchased by the Company pursuant to Article Twelve of the Indenture, state the amount (in integral multiples of $1,000): $___________

                  You hereby direct the Trustee or the Company to pay you, unless a different name has been indicated in the assignment below, an amount in cash or, at the Company's election, Common Stock valued as set forth in the Indenture, equal to 100% of the principal amount to be repurchased (as set forth above), plus interest accrued to the Repurchase Date, as provided in the Indenture.


Date:                          Your Signature:
     -----------------------                  ---------------------------------
                                                (Sign exactly as your name
                                                 appears on the other side of
                                                 this Security)

Your Social Security or
Tax Identification Number:
                          ------------------------------------------------------

Signature Guarantee:
                    ------------------------------------------------------------

Note: Signature(s) must be guaranteed by an eligible guarantor institution which is a member of one of the following recognized signature Guarantee Programs: (1) The Securities Transfer Agents Medallion Program (STAMP); (2) The New York Stock Exchange Medallion Signature Program (MSP); or (3) The Stock Exchange Medallion Program (SEMP).

Section 204.      Form of Trustee's Certificate of Authentication.

                  This is one of the Securities referred to in the within-mentioned Indenture.

                                          FLEET NATIONAL BANK,
                                          as Trustee



                                          By
                                            -----------------------------------
                                            Authorized Signatory

Section 205.      Form of Election to Convert.

To Pogo Producing Company:

                  The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion below designated, into shares of Common Stock of Pogo Producing Company in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date:

Portion of Security to be converted
($1,000 or an integral multiple thereof):
$
 ------------------------              ----------------------------------------
                                       Signature (for conversion only)
                                       Please Print or Type Name and Address,
                                       Including Zip Code, and Social Security
                                       or Other Identifying Number:



                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------

Section 206. Form of Assignment.

                                   ASSIGNMENT

For value received _______________________________________________ hereby sell(s), assign(s) and transfer(s) unto _______________________________________,
_______________________________________ [Please insert social security or other identifying number of assignee], the within Security, hereby irrevocably constituting and appointing ______________________________ attorney to transfer the said Security on the books of the Company, with full power of substitution in the premises.

Date:
     ---------------------    -----------------------------------------------
                                              Signature(s)

                                     Note: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Security in every particular, without alteration, or enlargement or any change whatever.




- -----------------------------
Signature Guarantee


Note: Signature(s) must be guaranteed by an eligible guarantor institution which is a member of one of the following recognized signature Guarantee Programs: (1) The Securities Transfer Agents Medallion Program (STAMP); (2) The New York Stock Exchange Medallion Signature Program (MSP); or (3) The Stock Exchange Medallion Program (SEMP).

                                 ARTICLE THREE

                                 THE SECURITIES

Section 301.      Title and Terms.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to the sum of (a) $100,000,000 and (b) such aggregate principal amount (which may not exceed $15,000,000 aggregate principal amount) of Securities, if any, as shall be purchased by the Initial Purchasers at the "Second Closing Time" (as defined in the Purchase Agreement) pursuant to and in accordance with the terms and provisions of the Purchase Agreement, dated June 11, 1996 (the "Purchase Agreement"), between the Company and Goldman, Sachs & Co., Goldman Sachs International, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch International, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906, 1108, 1205 or 1301.

                  The Securities shall be known and designated as the "5 1/2% Convertible Subordinated Notes due 2006" of the Company. Their Stated Maturity shall be June 15, 2006 and they shall bear interest at the rate of 5 1/2% per annum, from June 18, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semiannually in arrears on June 15 and December 15, commencing December 15, 1996, until the principal thereof is due, and at the rate of 5 1/2% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest.

                  The principal of (and premium, if any) and interest on the Securities shall be payable in the manner provided in the form of Securities set forth in Section 202 and at the office or agency of the Company in New York, New York, maintained for such purpose and at any other office or agency maintained by the Company for such purpose.

                  The Registrable Securities are entitled to the benefits of a Registration Rights Agreement as provided by Sections 203 and 1007. The Securities are entitled to the payment of Liquidated Damages as provided by
Section 1007.

                  The Securities shall be redeemable as provided in Article Eleven.

                  The Securities shall be subject to repurchase at the option of the Holders as provided in Article Twelve.

                  The Securities shall be convertible as provided in Article Thirteen.

                  The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Fourteen.

Section 302.      Denominations.

                  The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

Section 303.      Execution, Authentication, Delivery and Dating.

                  The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at the time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

Section 304.      Global Securities; Non-Global Securities.

       (A)        Global Securities

                  (a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                  (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act or announces an intention permanently to cease business or does in fact do so or (ii) there shall have occurred and be continuing an Event of Default with respect to such Global Security.

                  (c) If any Global Security is to be exchanged for other Securities or cancelled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation, as provided in this Article Three. If any Global Security is to be exchanged for other Securities or cancelled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, in each case, as provided in Section 305, then either (i) such Global Security shall be so surrendered for exchange or cancellation, as provided in this Article Three, or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to Section 305(c) and as otherwise provided in this Article Three, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures.

                  (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three or otherwise, shall be authenticated and delivered in the form of, and shall be, a registered Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof, in which case such Registered Security shall be authenticated and delivered in definitive, fully registered form, without interest coupons.

                  (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Registered Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members and such owners of beneficial interests in a Global Security will not be considered the owners or holders thereof.

       (B)        Non-Global Securities

                  Regulation D Securities shall be initially issued as Registered Securities in definitive, fully registered form, without interest coupons, shall initially be registered in such names and be in such authorized denominations as Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated shall designate and shall bear the legends required hereunder. The Company will make available to the Trustee a reasonable supply of Registered Securities in definitive form.

                  Pending the preparation of definitive Registered Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Registered Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Registered Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Registered Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Registered Securities are issued, the Company will cause definitive Registered Securities to be prepared without unreasonable delay. After the preparation of the definitive Registered Securities, the temporary Registered Securities shall be exchangeable for definitive Registered Securities upon surrender of the temporary Registered Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Registered Securities the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Registered Securities of authorized denominations. Until so exchanged the temporary Registered Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Registered Securities.

Section 305. Registration, Registration of Transfer and Exchange; Restrictions on Transfer.

                  (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register') in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and transfers and exchanges of Registered Securities as herein provided.

                  Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

                  At the option of the Holder, and subject to the other provisions of this Section 305, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, and subject to the other provisions of this Section 305, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and subject to the other provisions of this Section 305, entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  No service charge shall be made for any registration of transfer or exchange of Securities except as provided in Section 306, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1108, 1205, or 1301 not involving any transfer and other than any stamp and other duties, if any, which may be imposed in connection with any such transfer or exchange by the United States or United Kingdom any political subdivision thereof or therein, which shall be paid by the Company.

                  In the event of a redemption of the Securities, the Company will not be required (a) to register the transfer of or exchange Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption or (b) to register the transfer of or exchange any Security, or portion thereof, called for redemption.

                  (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 305(b) shall be made only in accordance with this Section 305(b).

                  (i) Restricted Global Security to Regulation S Global Security. If the owner of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(i) and Clause (b)(v) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Restricted Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Restricted Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(v) below, shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Global Security by such specified principal amount as provided in Section 304(A)(c).

                  (ii) Regulation S Global Security to Restricted Global Security. If the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with this Clause (b)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Restricted Global Security by such specified principal amount as provided in Section 304(A)(c).

                  (iii) Restricted Non-Global Security to Restricted Global Security or Regulation S Global Security. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Restricted Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security or the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(iii) and Clause (b)(v) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) such Restricted Security as provided in Section 305(a) and instructions satisfactory to the Trustee directing that a beneficial interest in the Restricted Global Security or Regulation S Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) a Restricted Securities Certificate, if the specified account is to be credited with a beneficial interest in the Restricted Global Security, or a Regulation S Certificate, if the specified account is to be credited with a beneficial interest in the Regulation S Global

        Security, in either case satisfactory to the Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(v) below, shall cancel such Restricted Security (and issue a new Restricted Security in respect of any untransferred portion thereof) as provided in Section 305(a) and increase the principal amount of the Restricted Global Security or the Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 304(A)(c).

                  (iv) Exchanges between Global Security and Non-Global Security. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 304, provided that, if such interest is a beneficial interest in the Restricted Global Security, or if such interest is a beneficial interest in the Regulation S Global Security and such exchange is to occur during the Restricted Period, then such interest shall be exchanged for a Restricted Security (subject in each case to Section 305(c)). A Security that is not a Global Security may be exchanged for a beneficial interest in a Global Security only if such exchange occurs in connection with a transfer effected in accordance with Clause
        (b)(iii) above.

                  (v) Regulation S Global Security to be Held Through Euroclear or CEDEL during Restricted Period. The Company shall use its reasonable best efforts to cause the Depositary to ensure that, until the expiration of the Restricted Period, beneficial interests in the Regulation S Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or CEDEL (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this Clause (b)(v) shall not prohibit any transfer or exchange of suchan interest in accordance with Clause (b)(ii) or (iv) above.

                  (c) Securities Act Legends. Rule 144A Securities, Regulation D Securities and their respective Successor Securities shall bear the applicable Restricted Securities Legend, and the Regulation S Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

                  (i) subject to the following clauses of this Section 305(c), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

                  (ii) subject to the following clauses of this Section 305(c), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Security is required pursuant to Section 305(b)(iv) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

                  (iii) any Securities which are sold or otherwise disposed of pursuant to an effective registration statement under the Securities
        Act (including the Shelf Registration Statement), together with their Successor Securities shall not bear a Securities Act Legend; the Company shall inform the Trustee in writing of the effective date of any such registration statement registering the Securities under the Securities Act and shall notify the Trustee at any time when prospectuses may not be delivered with respect to Securities to be sold pursuant to such registration statement. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith pursuant to instructions from the Company contemplated by the aforementioned registration statement;

                  (iv) at any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

                  (v) a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article Three; and

                  (vi)    notwithstanding the foregoing provisions of this
        Section 305(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.

                  (d) Neither the Trustee, the Paying Agent nor any of their agents shall (1) have any duty to monitor compliance with or with respect to any federal or state or other securities or tax laws or (2) have any duty to
obtain documentation on any transfers or exchanges      other than as
specifically required hereunder.

Section 306.      Mutilated, Destroyed, Lost and Stolen Securities.

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon a Company Request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307.      Payment of Interest; Interest Rights Preserved.

                  Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

                  (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

                  (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment
Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Upon a call for redemption by the Company, accrued and unpaid interest to the Redemption Date shall be payable with respect to Securities converted after the notice of redemption has been mailed and prior to the Redemption Date. Except as otherwise expressly provided in this paragraph, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

Section 308.      Persons Deemed Owners.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of and principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 309.      Cancellation.

                  All Securities surrendered for payment, redemption, repurchase, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order. The Company shall, within 120 days of a request therefor by the Trustee, deliver a Company Order directing the destruction of cancelled Securities. If the Company fails to respond to such a request within such 120-day period, the Trustee may destroy any or all cancelled Securities, in which case the Trustee shall deliver a certificate as to such destruction to the Company.

Section 310.      Computation of Interest.

                  Interest on the Securities (including any Liquidated Damages and additional interest) shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

Section 311.      CUSIP Numbers.

                  The Company in issuing Securities may use "CUSIP" numbers (if then generally in use) in addition to serial numbers, and, if so, the Trustee shall use such CUSIP numbers in addition to serial numbers in notices of redemption and repurchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such CUSIP numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such CUSIP numbers.


                                ARTICLE FOUR

                         SATISFACTION AND DISCHARGE

Section 401.      Satisfaction and Discharge of Indenture.

                  This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer, exchange or replacement of Securities herein expressly provided for and any right to receive Liquidated Damages as provided in the form of Securities herein), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)    either

                         (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                         (B) all such Securities not theretofore delivered to the Trustee for cancellation

                                (i)    have become due and payable, or

                                (ii)   will become due and payable at their
                         Stated Maturity  within one year, or

                                (iii) are to be called for redemption within one year arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest (including any Liquidated Damages) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402.      Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities
subsequently    converted shall be returned to the Company upon Company
Request.

Section 403.      Reinstatement.

                  If the Trustee or Paying Agent is unable to apply any money deposited with respect to the Securities in accordance with Section 401 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 401 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 401; provided, however, that if the Company has made any payment of principal of (or premium, if any) or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                  ARTICLE FIVE

                                    REMEDIES

Section 501.      Events of Default.

                  "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Fourteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest (including any Liquidated Damages) upon any Security when it becomes due and payable, whether or not such payment is prohibited by the provisions of Article Fourteen, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity, other than a default referred to in clause (3) of this Section, whether or not such payment is prohibited by the provisions of Article Fourteen; or

                  (3) default in the payment of the Repurchase Price in respect of any Security on the Repurchase Date and continuance of such default for more than 10 days thereafter, whether or not such payment is prohibited by the provisions of Article Fourteen; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty, a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) default under any bond, debenture, note or other evidence of indebtedness for money borrowed or under any mortgage, indenture or other instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or under any guarantee of payment by the Company of indebtedness for money borrowed, whether such indebtedness or guarantee now exists or shall hereafter be created, which default extends beyond any period of grace provided with respect thereto and which default relates to
     (a) the obligation to pay the principal of or interest on any such indebtedness or guarantee or (b) an obligation other than the obligation to pay the principal of or interest on any such indebtedness, if the effect of such event of default is to cause the acceleration of a principal amount of such indebtedness and such other indebtedness or guarantee shall not have been paid within ten days after there has been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities a written notice specifying such event of default and stating that such notice is a "Notice of Default" hereunder; provided, however, that no default under this Section 501(5) shall exist if all such defaults do not relate to such indebtedness or such guarantees with an aggregate principal amount in excess of 5% of Consolidated Net Tangible Assets; and provided further, that if any such event of default has been cured or waived and any acceleration with respect thereto rescinded, or if such other indebtedness has been repaid or otherwise discharged, the Event of Default arising under this Section 501(5) by virtue thereof shall not be deemed to have occurred and any acceleration under this Section 501(5) pursuant to
     Section 502 hereof shall ipso facto be rescinded so long as such rescission does not conflict with any judgment or decree;

                  (6) the entry by a court having jurisdiction in the premises of (a) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

                  (7) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  (8) the failure by the Company to give the Company Notice in accordance with Section 1202.

Section 502.      Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal of all the Securities and the interest accrued thereon to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders) and upon any such declaration such principal and interest shall become immediately due and payable.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                         (A)    all overdue interest on all Securities,

                         (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

                         (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

                         (D) all sums paid or advanced or liabilities incurred by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

                  and

                  (2) all Events of Default, other than the nonpayment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503.      Collection of Indebtedness and Suits for Enforcement by
                  Trustee.

                  The Company covenants that if

                  (1) default is made in the payment of any interest (including any Liquidated Damages) on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest (including any Liquidated Damages), on any overdue principal (and premium, if any) and on any overdue interest (including any Liquidated Damages), at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504.      Trustee May File Proofs of Claim.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities, subject to the provisions of Article Fourteen, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, subject to the provisions of Article Fourteen, and

                  (ii) subject to the provisions of Article Fourteen, to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 505.      Trustee May Enforce Claims Without Possession of Securities.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered. In any such proceeding brought by the Trustee, the Trustee shall be deemed to represent all Holders without the necessity of joining any Holders as parties.

Section 506.      Application of Money Collected.

                  Subject to Article Fourteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in the case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all costs and expenses in connection with the collection of such money and to the payment of all amounts due the Trustee under Section 607;

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

                  THIRD:  Any remaining amounts shall be repaid to the Company.

Section 507.      Limitation on Suits.

                  No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer and, if requested, provision of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest and to Convert.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, subject to the subordination provisions in Article Fourteen, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date, as the case may be) and to institute suit for the enforcement of any such payment and the right to convert, and such rights shall not be impaired without the consent of such Holder.

Section 509.      Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510.      Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.      Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512.      Control by Holders.

                  The Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (3) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall determine that the action so directed would involve the Trustee in personal liability or would be unduly prejudicial to Holders not joining in such direction.

                  This Section 512 shall be in lieu of Section 316(a)(1)(A) of the Trust Indenture Act and said Section 316(a)(1)(A) is hereby expressly excluded from this Indenture, as permitted by the Trust Indenture Act.

Section 513.      Waiver of Past Defaults.

                  The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Security, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. This
Section 513 shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and said Section 316(a)(1)(B) is hereby expressly excluded from this Indenture, as permitted by the Trust Indenture Act.

Section 514.      Undertaking for Costs.

                  All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding more than 10% in aggregate principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on or after the Redemption Date or Repurchase Date, as the case may
be) or for the enforcement of the right to convert any Security in accordance with Article Thirteen. This Section 514 shall be in lieu of Section 315(e) of the Trust Indenture Act and said Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the Trust Indenture Act.

Section 515.      Waiver of Stay or Extension Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                 ARTICLE SIX

                                 THE TRUSTEE

Section 601.      Certain Duties and Responsibilities.

                  The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.      Notice of Defaults.

                  The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

Section 603.      Certain Rights of Trustee.

                  Subject to the provisions of Section 601:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company personally or by agent or attorney; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 604.      Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, or of any supplemental indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605.      May Hold Securities.

                  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606.      Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 607.      Compensation and Reimbursement.

                  The Company agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee, its agents, employees, officers, directors and shareholders for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest on particular Securities.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 501(6) or (7) occurs, the expenses (including the reasonable charges and expenses of its agents, attorneys and counsel) and the compensation for services shall be preferred over the status of the Holders in any reorganization or similar proceeding and are intended to constitute expenses of administration under any reorganization, bankruptcy or similar law.

Section 608.      Disqualification; Conflicting Interests.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 609.      Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, has an office or agency in New York, New York, and has a combined capital and surplus of at least $50,000,000 (or is a member or subsidiary of a bank holding system with aggregate combined capital and surplus of at least $50,000,000). If such corporation or other Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. No obligor upon any Securities issued under this Indenture or Person directly or indirectly controlling, controlled by or under common control with such obligor shall serve as Trustee under this Indenture.

Section 610.      Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 611.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities specifying such removal, delivered to the Trustee and to the Company.

                  (d)    If at any time:

                         (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                         (2)    the Trustee shall cease to be eligible under
                  Section 609 and shall fail to resign after written request therefor by the Company or by any such bona fide Holder described in (d)(1) above, or

                         (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

Section 611.      Acceptance of Appointment by Successor.

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612.      Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613.      Preferential Collection of Claims Against Company.

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 614.      Appointment of Authenticating Agent.

                  The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 (or being a member or subsidiary of a bank holding system with aggregate combined capital and surplus of at least $50,000,000) and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving 30 days' written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving 30 days' written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first- class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

                  If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  This is one of the Securities described in the within-mentioned Indenture.

                                        FLEET NATIONAL BANK,
                                            As Trustee


                                        By
                                           -----------------------------------
                                                  As Authenticating Agent


                                        By
                                           -----------------------------------
                                                    Authorized Signatory


                                 ARTICLE SEVEN

                           HOLDERS' LISTS AND REPORTS
                             BY TRUSTEE AND COMPANY

Section 701.      Company to Furnish Trustee Names and Addresses of Holders.

                  The Company will furnish or cause to be furnished to the
Trustee:

                  (a) semiannually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 702.      Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 703.      Reports by Trustee.

                  (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than May 15 of each year, commencing with the May 15 first following the issuance of the Securities.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.

Section 704.      Reports by Company.

                  (a) The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the

Trustee within 15 days after the same is so required to be filed with the Commission. In the event the Company is not subject to the requirements of
Section 13 or 15(d) of the Exchange Act, the Company shall file with the Trustee (a) within 60 days after the end of each of the Company's first three fiscal quarters in each fiscal year, a report containing unaudited financial statements with respect to such fiscal quarter and (b) within 105 days after the end of the Company's fiscal year, a report containing audited financial statements with respect to such fiscal year.

                  (b) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Restricted Security or the holder of shares of Common Stock issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities or such holder of shares of Common Stock issued upon conversion of Restricted Securities, or to a prospective purchaser of any security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act in connection with the resale of any such security. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).


                                 ARTICLE EIGHT

                       CONSOLIDATION, MERGER, CONVEYANCE,
                               TRANSFER OR LEASE

Section 801.      Company May Consolidate, Etc., Only on Certain Terms.

                  The Company shall not consolidate with or merge into any other Person or convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to the Company, unless:

                  (1) in case the Company shall consolidate with or merge into another Person or convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer or otherwise, or which leases, the properties and assets of the Company substantially as an entirety shall be a Corporation or other legal entity, shall be organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including Liquidated Damages, if any, payable pursuant to Section 1007) on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 1306;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, lease or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802.      Successor Legal Entity Substituted.

                  Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer, lease or other disposition of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer, lease or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities and may liquidate and dissolve.


                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

Section 901.      Supplemental Indentures Without Consent of Holders.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company; or

                  (3)    to secure the Securities; or

                  (4) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Section 1306; or

                  (5) to make any changes or modifications to this Indenture necessary in connection with the registration of any Registrable Securities under the Securities Act as contemplated by Section 1007, provided, such action pursuant to this clause (5) shall not adversely affect the interests of the Holders of Securities; or

                  (6) to comply with the requirements of the Trust Indenture Act or the rules and regulations of the Commission thereunder in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by this Indenture or otherwise; or

                  (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee; or

                  (8) to make any change in Article Fourteen that would limit or terminate the benefits available to any holder of Senior Indebtedness under such Article; or

                  (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action pursuant to this clause (9) shall not adversely affect the interests of the Holders in any material respect.

Section 902.      Supplemental Indentures With Consent of Holders.

                  With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said
Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the obligation of the Company to pay Liquidated Damages pursuant to Section 1007 in a manner adverse to the Holders, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or adversely affect the right to convert any Security as provided in Article Thirteen (except as permitted by Section 901(3)), or

                  (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3)    modify any of the provisions of this Section,
         Section 513 or Section 1006, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental Indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any indenture supplemental hereto. If a record date is fixed, then those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such supplemental Indenture or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

Section 903.      Execution of Supplemental Indentures.

                  In executing, or accepting any additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.      Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905.      Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 906.      Reference in Securities to Supplemental Indentures.

                  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                  ARTICLE TEN

                                   COVENANTS

Section 1001.     Payment of Principal, Premium and Interest.

                  The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

Section 1002.     Maintenance of Office or Agency.

                  The Company will maintain in New York, New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company initially designates the office of the Trustee at Fleet National Bank, c/o First Chicago, 14 Wall Street, 8th Floor -- Window No. 2, New York, New York 10005, as its office or agency for these purposes. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies (in or outside New York, New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations;

provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in New York, New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003.     Money for Security Payments to Be Held in Trust.

                  If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit in immediately available funds with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent; and

                  (2) at any time during the continuance of any default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years (or such shorter period as required by applicable abandonment law with respect to the Holder entitled to payment thereof) after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on

Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, unless an applicable abandonment statute designates another Person, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004.     Existence.

                  Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if a transaction that would result in the termination of the Company's existence or any such right or franchise is permissible under Article Eight or if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1005.     Statement by Officers as to Default.

                  The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, in each case ending after the date hereof, an Officers' Certificate, stating that a review of the activities of the Company during the preceding fiscal year has been made under the supervision of the signing officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such officer signing such certificate, that to the best of his knowledge the Company is not in default in the performance or observance of any of the terms, provisions and conditions hereof or, if a default or Event of Default shall have occurred, describing all such defaults or Events of Default of which he may have knowledge and that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Securities are prohibited or if such event has occurred, a description of the event.

Section 1006.     Waiver of Certain Covenants.

                  The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 1004, if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

Section 1007.     Registration Rights.

                  The Company agrees that the Holders from time to time of Registrable Securities (as defined below) are entitled to the benefits of a Registration Rights Agreement, dated as of June 11, 1996 (the "Registration Rights Agreement"), executed by the Company. Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the Holders from time to time of Registrable Securities to file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Registrable Securities.

                  If (i) on or prior to 90 days following the date of original issuance of the Registered Securities, a Shelf Registration Statement has not been filed with the Commission, or (ii) on or prior to the 180th day following the date of original issuance of the Registered Securities, such Shelf Registration Statement is not declared effective (each, a "Registration Default"), additional interest ("Liquidated Damages") will accrue on the Registered Securities from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured. Liquidated Damages will be paid semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date in respect of the Registered Securities following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (.25%) of the principal amount of the Registered Securities to and including the 90th day following such Registration Default and at a rate per annum equal to one-half of one percent (.50%) thereof from and after the 91st day following such Registration Default. In the event that the Shelf Registration Statement ceases to be effective during the Effectiveness Period or the Company suspends the use of the prospectus which is a part thereof for a period in excess of 60 days, whether or not consecutive, during any 12-month period, then the interest rate borne by the Registered Securities shall increase by an additional one-half of one percent (.50%) per annum on the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective or the Company suspends the use of the prospectus which is a part thereof, as the case may be, to but excluding the day on which (i) the Shelf Registration Statement again becomes effective, (ii) the use of the related prospectus ceases to be suspended or (iii) the Effectiveness Period expires.

                  Whenever in this Indenture there is mentioned, in any context, the payment of the principal of, premium, if any, or interest on, or in respect of, any Registered Security, such mention shall be deemed to include mention of the payment of Liquidated Damages provided for in this Section to the extent that, in such context, Liquidated Damages are, were or would be payable in respect thereof pursuant to the provisions of this Section, and express mention of the payment of Liquidated Damages (if applicable) in any provisions hereof shall not be construed as excluding Liquidated Damages in those provisions hereof where such express mention is not made.

                  For the purposes of the Registration Rights Agreement, "Registrable Securities" means all or any portion of the Registered Securities issued from time to time under this Indenture and the shares of Common Stock issuable upon conversion of such Securities; provided, however, that a Security or the shares of Common Stock issuable upon conversion of a Security ceases to be a Registrable Security when it (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provisions thereto) or (iii) otherwise has been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section 305.

                  If a Security, or the shares of Common Stock issuable upon conversion of a Security, is a Registrable Security, and the Holder thereof elects to sell such Registrable Security pursuant to the Shelf Registration Statement then, by its acceptance thereof, the Holder of such Registrable Security will have agreed to be bound by the terms of the Registration Rights Agreement relating to the Registrable Securities which are the subject of such election.

                  For the purposes of the Registration Rights Agreement, the term "Holder" includes any Person that has a beneficial interest in any Global Security or any beneficial interest in a global security representing shares of Common Stock issuable upon conversion of a Security.

Section 1008.     Resale of Certain Securities: Reporting Issuer.

                  During the period beginning on the last date of original issuance of the Securities and ending on the date that is three years from such date, the Company will not, and will not permit any of its subsidiaries or other "affiliates" (as defined under Rule 144 under the Securities Act or any successor provision thereto) controlled by the Company to, resell (x) any Securities which constitute "restricted securities" under Rule 144 or (y) any securities into which the Securities have been converted under this Indenture which constitute "restricted securities" under Rule 144, that in either case have been reacquired by any of them. The Trustee shall have no responsibility in respect of the Company's performance of its agreement in the preceding sentence.

Section 1009.     Payment of Certain Duties.

                  Subject to Sections 305 and 306 hereof, the Company will pay or discharge, or cause to be paid or discharged, before the same may become delinquent, all stamps and other duties, if any, which may be imposed by the United States or United Kingdom or any political subdivision thereof or therein in connection with the issuance, transfer, exchange or conversion of any Securities or with respect to this Indenture.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

Section 1101.     Right of Redemption.

                  The Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at any time on or after June 15, 1999, at the Redemption Prices specified in the form of Security hereinbefore set forth, together with accrued interest to the Redemption Date.

Section 1102.     Applicability of Article.

                  Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

Section 1103.     Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and whether the Trustee is to give the notice of redemption.

Section 1104.     Selection by Trustee of Securities to Be Redeemed.

                  If less than all the Securities are to be redeemed pursuant to
Section 1101, the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method (including pro rata or by lot) as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

                  If any Registered Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

                  The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1105.     Notice of Redemption.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall state:

                  (1)    the Redemption Date;

                  (2)    the Redemption Price;

                  (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date;

                  (5) the conversion price, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion; and

                  (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at Company Request, by the Trustee in the name and at the expense of the Company.

Section 1106.     Deposit of Redemption Price.

                  Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in immediately available funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit, in which case only accrued interest payable on such Securities pursuant to Sections 307 or 1303 need be so deposited.

                  If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to the right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 307 or in Section 1303) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

Section 1107.     Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) and, to the extent permitted by applicable law, any overdue interest thereon shall, until paid, bear interest from the Redemption Date at the rate borne by the Security, and such Security shall remain convertible until the principal thereof shall have been paid or duly provided for.

Section 1108.     Securities Redeemed in Part.

                  Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                          RIGHT TO REQUIRE REPURCHASE

Section 1201.     Right to Require Repurchase.

                  (a) In the event that there shall occur a Change in Control (as defined in Section 1206) which constitutes a Repurchase Event (as defined in Section 1206), then each Holder shall have the right, at such Holder's option to require the Company to purchase, and upon the exercise of such right, the Company shall, subject to the provisions of Article Fourteen, purchase all or any part of such Holder's Securities on a date (the "Repurchase Date") selected by the Company that is not more than 75 days after the date the Company gives notice of the Repurchase Event as contemplated in Section 1202(a) at a price (the "Repurchase Price") equal to 100% of the principal amount thereof, together with accrued and unpaid interest to the Repurchase Date. At the option of the Company, the Repurchase Price may be paid in cash or, subject to the fulfillment by the Company of the conditions set forth in clause (b) of this Section 1201, by delivery of shares of Common Stock having a fair market value equal to the Repurchase Price.


                  (b) The Company may elect to pay the Repurchase Price by delivery of shares of Common Stock pursuant to clause (a) of this Section 1201 if and only if the following conditions shall have been satisfied:

                      (1) The shares of Common Stock deliverable in payment of the Repurchase Price shall have a fair market value as of the Repurchase Date of not less than the Repurchase Price. For purposes of this Section 1201, the fair market value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices per share for the five consecutive Trading Days immediately preceding the second Trading Day prior to the Repurchase Date;

                      (2) The Repurchase Price shall be paid only in cash in the event any shares of Common Stock to be issued upon repurchase of Securities hereunder (i) require registration under any federal securities law before such shares may be freely transferable without being subject to any transfer restrictions under the Securities Act upon repurchase and if such registration is not completed or does not become effective prior to the Repurchase Date, and/or (ii) require registration with or approval of any governmental authority under any state law or any other federal law before such shares may be validly issued or delivered upon repurchase and if such registration is not completed or does not become effective or such approval is not obtained prior to the Repurchase Date;

                      (3) Payment of the Repurchase Price may not be made in Common Stock unless such stock is, or shall have been, approved for listing on the New York

         Stock Exchange or listed on another national securities exchange or quoted on the Nasdaq National Market System, in either case, prior to the Repurchase Date; and

                      (4) All shares of Common Stock which may be issued upon repurchase of Securities will be issued out of the Company's authorized but unissued Common Stock and, will upon issue, be duly and validly issued and fully paid and non-assessable and free of any preemptive rights.

                  (c) If all of the conditions set forth in Section 1201(b) are not satisfied in accordance with the terms thereof, the Repurchase Price shall be paid by the Company only in cash.

Section 1202.     Notice; Method of Exercising Repurchase Right.

                  (a) On or before the 15th day after the Repurchase Event, the Company, or at Company Request, the Trustee (in the name and at the expense of the Company), shall give notice (the "Company Notice") of the occurrence of the Repurchase Event and of the repurchase right set forth herein arising as a result thereof by first- class mail, postage prepaid, to each Holder of the Securities at such Holder's address appearing in the Security Register. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

                  Each notice of a repurchase right shall state:

                      (1) the event constituting the Repurchase Event and the date thereof,

                      (2)    the Repurchase Date,

                      (3) the date by which the repurchase right must be exercised,

                      (4) the Repurchase Price, and whether the Repurchase Price shall be paid by the Company in cash or by delivery of shares of Common Stock,

                      (5) the instructions a Holder must follow to exercise a repurchase right.

                  No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise a repurchase right. The Trustee shall have no affirmative obligation to determine if there shall have occurred a Repurchase Event.

                  (b) To exercise a repurchase right, a Holder shall deliver to the Company (or an agent designated by the Company for such purpose in the notice referred to in (a) above) and to the Trustee on or before the close of business on the Business Day immediately preceding the Repurchase Date (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Security or Securities (or portion of a Security) to be repurchased, and a statement that an election to exercise the repurchase right is being made thereby, and (ii) the Security or Securities with respect to which the repurchase right is being exercised. Such written notice shall be irrevocable. If the Repurchase Date falls between any Regular Record Date and the next succeeding Interest Payment Date, Securities to be repurchased must be accompanied by payment from the Holder of an amount equal to the interest thereon which the registered Holder thereof is to receive on such Interest Payment Date.

                  (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, then subject to Article Fourteen, the Company shall pay or cause to be paid to the Trustee the Repurchase Price in cash or shares of Common Stock, as provided above, for payment to the Holder on the Repurchase Date or, if shares of Common Stock are to be paid, as promptly after the Repurchase Date as practicable, together with accrued and unpaid interest to the Repurchase Date payable with respect to the Securities as to which the purchase right has been exercised; provided, however, that installments of interest that mature on or prior to the Repurchase Date shall be payable in cash to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date. In the event that a repurchase right is exercised with respect to less than the entire principal amount of a surrendered Security, the Company shall execute and deliver to the Trustee and the Trustee shall authenticate for issuance in the name of the Holder a new Security or Securities in the aggregate principal amount of the unrepurchased portion of such surrendered Security.

                  (d) Any issuance of shares of Common Stock in respect of the Repurchase Price shall be deemed to have been effected immediately prior to the close of business on the Repurchase Date and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such repurchase shall be deemed to have become on the Repurchase Date the holder or holders of record of the shares represented thereby; provided, however, that any surrender for repurchase on a date when the stock transfer books of the Company shall be closed shall constitute the Person or Persons in whose name or names the certificate or certificates for such share are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or distributions on any Common Stock issued upon repurchase of any Security declared prior to the Repurchase Date.

                  (e) No fractions of shares shall be issued upon repurchase of Securities. If more than one Security shall be repurchased from the same Holder and the Repurchase Price shall be payable in shares of Common Stock, the number of full shares which shall be issuable upon such repurchase shall be computed on the basis of the aggregate principal amount of the Securities so repurchased. Instead of any fractional share of Common Stock which would otherwise be issuable on the repurchase of any Security or Securities, the Company will deliver to the applicable Holder its check for the current market value of such fractional share. The current market value of a fraction of a share is determined by multiplying the current market price of a full share by the fraction, and rounding the result to the nearest cent. For purposes of this Section, the current market price of a share of Common Stock is the Closing Price per share of the Common Stock on the Trading Day immediately preceding the Repurchase Date.

                  (f) Any issuance and delivery of certificates of shares of Common Stock on repurchase of Securities shall be made without charge to the Holder of Securities being repurchased for such certificates or for any tax or duty in respect of the issuance or delivery of such certificates or the securities represented thereby; provided, however, that the Company shall not be required to pay any tax or duty which may be payable in respect of (i) income of the Holder or (ii) any transfer involved in the issuance or delivery of certificates for shares of Common Stock in a name other than that of the Holder of the Securities being repurchased, and no such issuance or delivery shall be made unless and until the Person requesting such issuance or delivery has paid to the Company the amount of any such tax or duty or has established, to the satisfaction of the Company, that such tax or duty has been paid.

                  (g) If shares of Common Stock to be delivered upon repurchase of a Restricted Security are to be registered in a name other than that of the beneficial owner of such Security, then such Holder must deliver to the Trustee a Surrender Certificate, dated the date of surrender of such Restricted Security and signed by such beneficial owner, as to compliance with the restrictions on transfer applicable to such Restricted Security. Neither the Trustee nor any Registrar or Transfer Agent or other agents shall be required to register in a name other than that of the beneficial owner shares of Common Stock issued upon repurchase of any such Restricted Security not so accompanied by a properly completed Surrender Certificate.

Section 1203.     Deposit of Cash Repurchase Price.

                  If all or part of the Repurchase Price is to be paid in cash, on or prior to the Repurchase Date and subject to Article Fourteen, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 1003) an amount of money, in immediately available funds, sufficient to pay the cash portion of the Repurchase Price of the Securities which are payable on the Repurchase Date, plus accrued interest thereon.

Section 1204.     Securities Not Repurchased on Repurchase Date.

                  If any Security surrendered for repurchase shall not be paid on the Repurchase Date, the principal and any overdue interest thereon shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at a rate per annum borne by such Security, and such Security shall remain convertible until the principal thereof shall have been paid or duly provided for.

Section 1205.     Securities Repurchased in Part.

                  Any Security which is to be repurchased only in part shall be surrendered at any office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the repurchased portion of the principal of the Security so surrendered.

Section 1206.     "Change in Control" and "Repurchase Event" Defined.

                  (a) For purposes of this Article, "Change in Control" means any of the following events that occurs after the Issue Date of the Securities and so long as any Securities are Outstanding:

                      (1) the Company's assets are sold or otherwise disposed of substantially as an entirety to any Person or related group of Persons in any one transaction or a series of related transactions;

                      (2) there shall be consummated any consolidation or merger of the Company (A) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly-owned Subsidiary of the Company in which all shares of Common Stock outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same number of shares of common stock of such Subsidiary) or (B) pursuant to which the Common Stock is converted into cash, securities or other property, in each case other than a consolidation or merger of the Company in which the holders of the Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving Corporation immediately after such consolidation or merger; or

                      (3) any Person, or any Persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (a "Group") (other than the Company, any Subsidiary, any employee stock purchase plan, stock option plan or other stock incentive plan or program, retirement plan or automatic dividend reinvestment plan or any substantially similar plan of the Company or any Subsidiary or any Person holding securities of the Company for or pursuant to the terms of any such employee benefit plan, which may file or become obligated to file a report under or in response to
         Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) under the Exchange Act), together with any Affiliates thereof, shall acquire beneficial ownership (as defined in Rule 13d-3 of the Exchange Act) of at least 50% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of directors of the Company.

                  (b) A Change in Control as described in Section 1206(a) shall constitute a "Repurchase Event" giving rise to a repurchase right on the part of each Holder of a Security unless:

                      (1) the Current Market Price of the Common Stock on the date the Change in Control shall have occurred is at least equal to 105% of the conversion price in effect immediately preceding the time of such Change in Control, or

                      (2) all of the consideration (excluding cash payments for fractional shares) in the transaction giving rise to such Change in Control to the holders of Common Stock consists of shares of common stock that are, or immediately upon issuance will be, listed on a national securities exchange or quoted in the NASDAQ National Market System, and as a result of such transaction the Securities become convertible solely into such shares of common stock, or

                      (3) the consideration in the transaction giving rise to such Change in Control to the holders of Common Stock consists of cash, securities that are, or immediately upon issuance will be, listed on a national securities exchange or quoted in the NASDAQ National Market System, or a combination of cash and such securities and the aggregate fair market value of such consideration (which, in the case of each such security, shall be equal to the average of the daily Closing Prices of each such security during the 10 consecutive Trading Days commencing with the sixth Trading Day following consummation of such transaction) to be received by a holder of Common Stock with respect to one share of Common Stock is at least 105% of the conversion price in effect on the date immediately preceding the closing date of such transaction.

                  For purposes of this definition, "Current Market Price" on any date means the average daily Closing Prices for the 5 consecutive Trading Days selected by the Company commencing not more than 10 Trading Days before, and ending not later than, the date in question.


                                ARTICLE THIRTEEN

                            CONVERSION OF SECURITIES

Section 1301.     Right of Conversion.

                  The Holder of any Security or Securities shall have the right at any time on or after 90 days from the last original issuance date of the Securities and prior to the close of business on the maturity date, subject, in the case of conversion of any Global Security, to any Applicable Procedures, at his option, to convert, subject to the terms and provisions of this Article Thirteen, the principal of any such Security or Securities (or any portion of the principal thereof which is $1,000 or an integral multiple of $1,000) into fully paid and nonassessable shares of Common Stock of the Company at the conversion price of $42.185 of principal amount of Securities per share of Common Stock or, in case an adjustment therein has taken place pursuant to the provisions of Section 1304, then at the price as so adjusted (except that with respect to any Security or Securities, or any such portion, which shall be called for redemption, such right shall terminate, except as provided in the last paragraph of Section 1302, at the close of business on the Business Day immediately preceding the Redemption Date for such Security or Securities or portion unless the Company shall default in payment due upon redemption thereof). Such right shall be exercised by the surrender of the Security or Securities, the principal of which is so to be converted, to the Company at any time during usual business hours at any office or agency to be maintained by it in accordance with the provisions of Section 1002, accompanied by written notice that the Holder elects to convert such Security or Securities or any portion thereof and specifying the name or names (with address) in which a certificate or certificates for Common Stock are to be issued and (if so required by the Company or the Trustee) by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee, duly executed by the Holder or his attorney, duly authorized in writing and transfer tax stamps or funds therefor, if required pursuant to
Section 1310. For convenience, the conversion of all or a portion, as the case may be, of the principal of any Security into the Common Stock of the Company is hereinafter sometimes referred to as the conversion of such Security. All Securities surrendered for conversion shall, if surrendered to the Company or any conversion agent, be delivered to the Trustee for cancellation and cancelled by it or, if surrendered to the Trustee, shall be cancelled by it; and, subject to the next succeeding sentence, no Securities shall be issued in lieu thereof. In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

Section 1302.     Issuance of Common Stock; Time of Conversion.

                  As promptly as practicable after the surrender, as herein provided, of any Security or Securities for conversion, the Company shall deliver or cause to be delivered at any office or agency to be maintained by it in accordance with the provisions of Section 1002 to or upon the written order of the Holder of the Security or Securities so surrendered a certificate or certificates representing the number of fully paid and nonassessable shares of Common Stock of the Company into which such Security or Securities (or portion thereof) may be converted in accordance with the provisions of this Article Thirteen. Subject to the following provisions of this paragraph and of Section 1304, such conversion shall be deemed to have been made immediately prior to the close of business on the date that such Security or Securities shall have been surrendered in satisfactory form for conversion, so that the rights of the Holder as a Holder shall cease with respect to such Security or Securities (or the portion thereof being converted) at such time, and the Person or Persons entitled to receive the shares of Common Stock deliverable upon conversion of such Security or Securities shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time, and such conversion shall be at the conversion price in effect at such time; provided, however, that no such surrender on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person or Persons entitled to receive the shares of Common Stock deliverable upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are open, and such conversion shall be deemed to have been made at, and shall be made at the conversion rate in effect at, such time on such next succeeding day.

                  All shares of Common Stock delivered upon conversion of Restricted Securities shall bear restrictive legends substantially in the form of the legends required to be set forth on the Restricted Securities pursuant to Section 305(c) and shall be subject to the restrictions on transfer provided in such legends. Neither the Trustee nor any agent maintained for the purpose of such conversion shall have any responsibility for the inclusion or content of any such restrictive legends on such Common Stock; provided, however, that the Trustee or any agent maintained for the purpose of such conversion shall provided, to the Company or to the Company's transfer agent for such Common Stock, prior to or concurrently with a request to the Company to deliver such Common Stock, written notice that the Securities delivered for conversion are Restricted Securities.

                  If shares of Common Stock to be issued upon conversion of a Restricted Security, or Registered Securities to be issued upon conversion of a Restricted Security in part only, are to be registered in a name other than that of the beneficial owner of such Restricted Security, then such Holder must deliver to the conversion agent designated by the Company a Surrender Certificate, dated the date of surrender of such Restricted Security and signed by such beneficial owner, as to compliance with the restrictions on transfer applicable to such Restricted Security. Neither the Trustee nor any conversion agent designated by the Company, Registrar or Transfer Agent shall be required to register in a name other than that of the beneficial owner, shares of Common Stock or Securities issued upon conversion of any such Restricted Security not so accompanied by a properly completed Surrender Certificate.

                  If the last day for the exercise of the conversion right shall not be a Business Day, then such conversion right may be exercised on the next succeeding Business Day.

Section 1303.     No Adjustments in Respect of Interest or Dividends.

                  Securities surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date shall (except in the case of Securities or portions thereof which have been called for redemption) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Securities being surrendered for conversion. Upon a call for redemption by the Company, accrued and unpaid interest to the Redemption Date shall be payable with respect to Securities converted after the redemption notice has been mailed and prior to the Redemption Date. Except as provided in this Section 1303 and subject to the last paragraph of

Section 307, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the shares of Common Stock issued upon conversion.

Section 1304.     Adjustment of Conversion Price.

                  The conversion price, and consequently the number of shares of Common Stock into which a Security is convertible, shall be subject to adjustment from time to time as follows:

                      (a) In case the Company shall (i) pay a dividend on Common Stock or make a distribution on its Common Stock that is paid or made (1) in shares of any class of capital stock of the Company or
         (2) in rights to purchase any stock or other securities if such rights are not separable from the Common Stock except upon the occurrence of a contingency, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, then in each such case the conversion price in effect immediately prior thereto shall be adjusted retroactively as provided below so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock and other shares and rights to purchase stock or other securities (or, in the event of the redemption of any such shares or rights, any cash, property or securities paid in respect of such redemption) which such Holder would have owned or have been entitled to receive after the happening of any of the events described above had such Security been converted immediately prior to the happening of such event. An adjustment made pursuant to this Subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

                      (b) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the date fixed for determination mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (d) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, then the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be decreased by multiplying such conversion price by a fraction of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, and the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination; provided, however, in the event that all the shares of Common Stock offered for subscription or purchase are not delivered upon the exercise of such rights or warrants, upon the expiration of such rights or warrants the conversion price shall be readjusted to the conversion price which would have been in effect had the numerator and the denominator of the foregoing fraction and the resulting adjustment been made based upon the number of shares of Common Stock actually delivered upon the exercise of such rights or warrants rather than upon the number of shares of Common Stock offered for subscription or purchase. For the purposes of this paragraph (b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company.

                      (c) In case the Company shall, by dividend or otherwise, distribute to substantially all holders of its Common
         Stock evidences of its indebtedness, cash (excluding quarterly cash dividends paid or to be paid on a regular basis), other assets or rights or warrants to subscribe for or purchase any securities (excluding those referred to in paragraphs (a) and (b) above), then in each such case, the conversion price shall be adjusted retroactively so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the current market price per share (determined as provided in paragraph (d) of this Section) of the Common Stock on the date fixed for such determination and the numerator shall be such current market price per share of the Common Stock less the amount of cash and the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the assets, rights, warrants or evidences of indebtedness so distributed applicable to one share of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

                      (d) For the purpose of any computation under paragraphs (b) and (c) of this Section, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive trading days commencing with the 45th trading day before the day in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the composite tape of the principal national securities exchange upon which the Common Stock is listed or on the NASDAQ National Market System (based on the aggregate dollar value of all securities listed or admitted to trading) or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose, or, if such prices are not available, the fair market value set by, or in a manner established by, the Board of Directors of the Company in good faith. "Trading day" shall mean a day on which the national securities exchange or the NASDAQ National Market System used to determine the closing price is open for the transaction of business or the reporting of trades or, if the closing price is not so determined, a day on which the New York Stock
         Exchange is open for the transaction of business.

                      (e) No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that the Company may make any such adjustment at its election; and provided, further, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article Thirteen shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                      (f) Whenever the conversion price is adjusted as provided in any provision of this Article Thirteen:

                          (i)    the Company shall compute the adjusted

                      conversion price in accordance with paragraph (d) and shall prepare a certificate signed by the principal financial officer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts and calculations upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee and at each office or agency maintained for the purpose of conversion of Securities; and

                          (ii)    a notice stating that the conversion price

                      has been adjusted and setting forth the adjusted conversion price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Company to all Holders at their last addresses as they shall appear in the Security Register.

                      (g) In the event that at any time, as a result of any adjustment made pursuant to this Article Thirteen, the Holder of any Security thereafter surrendered for conversion shall become entitled to receive any shares of the Company other than shares of Common Stock or to receive any other securities, the number of such other shares or securities so receivable upon conversion of any Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in this Article Thirteen with respect to the Common Stock.

                      (h) The Company from time to time may, by Board Resolution delivered to the Trustee, decrease the conversion price by any amount for any period of time if the period is at least 20 days and if the decrease is irrevocable during the period. Whenever the conversion price is so decreased, the Company shall mail to the Holders a notice of the decrease at least 15 days before the date the decreased conversion price takes effect, and such notice shall state the decreased conversion price and the period it will be in effect.

                      (i) The Company may make such decreases in the conversion price, in addition to those required or allowed by this Article Thirteen, as shall be determined by it, as evidenced by a Board Resolution delivered to the Trustee, to be advisable in order to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.

                      (j) In any case in which this Section 1304 provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Security converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 1305.

Section 1305.     No Fractional Shares.

                  No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the closing price per share of Common Stock as quoted on the composite tape of the principal national securities exchange upon which the Common Stock is listed or the NASDAQ National Market System or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the NASDAQ National Market System or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose, or, if such prices are not available, the fair market value set by, or in a manner established by, the Board of Directors of the Company in good faith, all of the above to be determined as of the close of business on the day of conversion.

Section 1306.     Reclassification, Consolidation, Merger or Sale of
                  Assets.

                  In case of any reclassification of the Common Stock, any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), any sale or other disposition of the assets of the Company substantially as an entirety or any compulsory share exchange pursuant to which share exchange the Common Stock is converted into other securities, cash or other property, then the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be convertible, pursuant to Section 1301, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such reclassification, consolidation, merger, sale, other disposition or share exchange by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such reclassification, consolidation, merger, sale, other disposition or share exchange assuming such holder of Common Stock (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company, to which such sale or other disposition was made or a party to such share exchange, as the case may be ("constituent Person"), or an Affiliate of a constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such reclassification, consolidation, merger, sale, other disposition or share exchange (provided that if the kind or amount of securities, cash and other property receivable upon such reclassification, consolidation, merger, sale, other disposition or share exchange is not the same for each share of Common Stock held immediately prior to such reclassification, consolidation, merger, sale, other disposition or share exchange by others than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Article the kind and amount of securities, cash and other property receivable upon such reclassification, consolidation, merger, sale, other disposition or share exchange by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). The Company or the Person formed by such consolidation or resulting from such merger or which acquires such assets or which acquires the Company's shares, as the case may be, shall execute and deliver to the Trustee a supplemental indenture to establish such right. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive reclassifications, consolidations, mergers, sales, other dispositions or share exchanges.

                  Notice of the execution of such a supplemental indenture shall be given by the Company to each Holder by mailing such notice to his last address appearing on the Security Register.

                  Neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or cash or property receivable by Holders of Securities upon the conversion of their Securities after any such reclassification, change, consolidation, merger, sale or other disposition or to any such adjustment, but, subject to the provisions of Section 601, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto, which the Company shall cause to be furnished to the Trustee upon request.

Section 1307.     Prior Notice of Certain Events.

                  In case:

                      (a) the Company shall (i) declare any dividend (or any other distribution) on its Common Stock other than (1) a dividend payable in shares of Common Stock or (2) a quarterly cash dividend paid or to be paid on a regular basis or (ii) declare or authorize a redemption or repurchase of in excess of 10% of the then outstanding shares of Common Stock; or

                      (b)    the Company shall authorize the granting to the

         holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants; or

                      (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or other disposition of the assets of the Company substantially as an entirety or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

                      (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the Trustee and to be mailed to each Holder of Securities at his last address appearing on the Security Register, as promptly as possible but in any event at least 15 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, other disposition, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, other disposition, share exchange, dissolution, liquidation or winding up.

Section 1308.     Shares to be Reserved; Accounting Treatment of Consideration.

                  The Company covenants that it will at all times reserve and keep available out of its authorized but unissued Common Stock, free from preemptive rights solely for the purpose of issue upon conversion of Securities as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding Securities. The Company covenants that all shares of Common Stock which shall be so issuable shall, when issued, be duly and validly issued and fully paid and nonassessable.

                  The Company covenants that, upon conversion of Securities as herein provided, there will be credited to the Common Stock capital account from the consideration for which the shares of Common Stock issuable upon such conversion are issued an amount per share of Common Stock so issued as determined by the Board of Directors, which amount shall not be less than the amount required by law and by the Company's certificate of incorporation, as amended, as in effect on the date of such conversion. For the purposes of this covenant the principal amount of the Securities converted, less any cash paid in respect of fractional share interests upon such conversion, shall be deemed to be the amount of consideration for which the shares of Common Stock issuable upon such conversion are issued.

Section 1309.     Listing of Shares.

                  The Company covenants that so long as the Common Stock of the Company is listed on any national securities exchange or on the NASDAQ National Market System, the Company will, if permitted by the rules thereof, list and keep listed thereon, upon official notice of issuance, all shares of Common Stock issuable upon conversion of Securities.

Section 1310.     Taxes and Charges.

                  The issuance of certificates for shares of Common Stock upon the conversion of Securities shall be made without charge to the converting Holder of Securities for such certificates or for any tax in respect of the issuance of such certificates or the securities represented thereby, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the Holders of the Securities converted; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of the Security converted, and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 1311.     Trustee and Conversion Agents Not Liable.

                  Neither the Trustee nor any conversion agent shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the conversion rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock or of any securities or cash or other property which may at any time be issued or delivered upon the conversion of any Security, or makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion, or, subject to Section 601, with any of the covenants of the Company contained in this Article Thirteen.


                                ARTICLE FOURTEEN

                          SUBORDINATION OF SECURITIES

Section 1401.     Securities Subordinate to Senior Indebtedness.

                  The Companyh covenants and agrees, and each Holder of a Security by his acceptance thereof likewise covenants and agrees that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Securities and the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

Section 1402.     Payment Over of Proceeds Upon Dissolution, Etc.

                  Upon any distribution of assets of the Company in the event of
(a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior
Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities are entitled to receive any payment on account of principal of (or premium, if any) or interest (including any Liquidated Damages) on the Securities, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, which may be payable or deliverable in respect of the Securities in any such case, proceeding, dissolution, liquidation or other winding up or event. In furtherance of the foregoing, but not by way of limitation thereof, in the event of any case or proceeding described in clause (a) above with the result that the Company is excused from the obligation to pay all or any part of the interest otherwise payable in respect of any Senior Indebtedness during the period subsequent to the commencement of any such case or proceeding, all or such part, as the case may be, of such interest shall be payable out of, and to that extent shall diminish and be at the expense of, reorganization dividends or other distributions in respect of the Notes.

                  In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall then have been made known to the Trustee, or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior
Indebtedness.

                  For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinated at least to the extent provided in this Article with respect to the Securities to the payment of all Senior Indebtedness which may at the time be outstanding; provided, however, that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or other disposition of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or other disposition such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or other disposition, comply with the conditions set forth in Article Eight.

Section 1403. Prior Payment to Senior Indebtedness Upon Acceleration of Securities.

                  In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all such Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) by the Company on account of the principal of (or premium, if any) or interest (including any Liquidated Damages) on the Securities or on account of the purchase or other acquisition of Securities.

                   In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Securities prohibited by the foregoing provisions of this Section, and if such facts shall then have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company for the benefit of the holders of Senior Indebtedness.

                  The provisions of this Section shall not apply to any payment with respect to which Section 1402 would be applicable.

Section 1404.     No Payment When Senior Indebtedness in Default.

                  (a) In the event and during the continuation of any default in the payment of principal (or premium, if any) or interest on any Senior Indebtedness, or in the payment of any commitment or other fees in respect thereof, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or (b) in the event any judicial proceeding shall be pending with respect to any such default in payment or event of default; then no payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) shall be made by the Company on account of principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities.

                  In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall then have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company for the benefit of the holders of Senior Indebtedness.

                  The provisions of this Section shall not apply to any payment with respect to which Section 1402 would be applicable.

Section 1405.     Acknowledgment of Reliance.

                  Each Holder of Notes by his acceptance thereof acknowledges and agrees that the subordination provisions included herein are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of Notes, to acquire and/or continue to hold such Senior Indebtedness, and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and/or continuing to hold such Senior Indebtedness.

Section 1406.     Subrogation to Rights of Holders of Senior Indebtedness.

                  Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the Company or to the holders of Senior Indebtedness by Holders of the Securities or the Trustee shall, as between the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Securities.

Section 1407.     Provisions Solely to Define Relative Rights.

                  The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness, or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the Trustee or such Holder.

Section 1408.     Trustee to Effectuate Subordination.

                  Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

Section 1409.     No Waiver of Subordination Provisions.

                  No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act in good faith by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

Section 1410.     Notice to Trustee.

                  The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Failure to give such notice shall not affect the subordination of the Securities to Senior Indebtedness. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received, at least three Business Days prior to the date upon which by the terms hereof any such money may become payable for any purpose (including without limitation, the payment of the principal of, and premium, if any, or interest on any Security), the notice with respect to such money provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

                  Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee on behalf of any such holder). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 1411.     Reliance on Judicial Order or Certificate of Liquidating
                  Agent.

                  Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pursuant thereto or to this Article.

Section 1412.     Trustee Not Fiduciary for Holders of Senior Indebtedness.

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

Section 1413. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  Nothing in this Article shall apply to claims of, or payments to, the Trustee or any predecessor Trustee under or pursuant to Section 607.

Section 1414.     Article Applicable to Paying Agents.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1413 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

Section 1415.     Certain Conversions Deemed Payment.

                  For the purposes of this Article only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article Thirteen shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term "junior securities" means (a) shares of any stock of any class of the Company and (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors, other than holders of Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article Thirteen.


                                    * * * *


                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                        POGO PRODUCING COMPANY



                                        By /s/ John W. Elsenhans
                                          ------------------------------------

                                           John W. Elsenhans, Vice President
                                             and Treasurer


                                        FLEET NATIONAL BANK,
                                        as Trustee



                                        By /s/ Philip G. Kane, Jr.
                                          ------------------------------------
                                           Philip G. Kane, Jr.Vice President

                                                              ANNEX A -- Form of
                                                        Regulation S Certificate


                            REGULATION S CERTIFICATE

          (For transfers pursuant to Section 305(b)(i), (iii) and (v)
                               of the Indenture)


Fleet National Bank
  as Trustee
777 Main Street
Hartford, Connecticut  06115

     Re:      5 1/2% Convertible Subordinated Notes due
              June 15, 2006 of Pogo Producing Company (the "Securities")

     Reference is made to the Indenture, dated as of June 15, 1996 (the "Indenture"), from Pogo Producing Company (the "Company") to Fleet National Bank, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

     This certificate relates to U.S. $____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

     CUSIP No(s).
                 ----------------------

     CERTIFICATE No(s).
                       ----------------------

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

     (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

              (A) the Owner is not a distributor of the Securities, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

              (B) the offer of the Specified Securities was not made to a person in the United States;

              (C)    either:

                  (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                  (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

              (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

              (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

              (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

     (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

              (A) the transfer is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the date the Specified Securities were acquired from the Company or from an affiliate (as such term is defined in Rule 144) of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of paragraphs
     (e), (f) and (h) of Rule 144; or

              (B) the transfer is occurring after a period of at least three years has elapsed since the date the Specified Securities were acquired from the Company or from an affiliate (as such term is defined in Rule
     144) of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.


Dated:
              ----------------------------------
              (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



              By:
                 --------------------------------------------------------------
                    Name:
                    Title:

              (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                   ANNEX B -- Form of Restricted
                                                          Securities Certificate


                       RESTRICTED SECURITIES CERTIFICATE

       (For transfers pursuant to Section 305(b)(ii), (iii), (iv) and (v)
                               of the Indenture)


Fleet National Bank
  as Trustee
777 Main Street
Hartford, Connecticut  06115

     Re:      5 1/2% Convertible Subordinated Notes due
              June 15, 2006 of Pogo Producing Company (the "Securities")

     Reference is made to the Indenture, dated as of June 15, 1996 (the "Indenture"), from Pogo Producing Company (the "Company") to Fleet National Bank, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

     This certificate relates to U.S. $_________________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

     CUSIP No(s).
                 --------------------

     CERTIFICATE No(s).
                       --------------------

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with

Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

     (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

              (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

              (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

     (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

              (A) the transfer is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the date the Specified Securities were acquired from the Company or from an affiliate (as such term is defined in Rule 144) of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of paragraphs
     (e), (f) and (h) of Rule 144; or

              (B) the transfer is occurring after a period of at least three years has elapsed since the date the Specified Securities were acquired from the Company or from an affiliate (as such term is defined in Rule
     144) of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.



Dated:
            ----------------------------------
            (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



            By:
               ----------------------------------------------------------------
                Name:
                Title:

                (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                 ANNEX C -- Form of Unrestricted
                                                          Securities Certificate


                      UNRESTRICTED SECURITIES CERTIFICATE

       (For removal of Securities Act Legends pursuant to Section 305(c))


Fleet National Bank
  as Trustee
777 Main Street
Hartford, Connecticut  06115

     Re:      5 1/2% Convertible Subordinated Notes due
              June 15, 2006 of Pogo Producing Company (the "Securities")

     Reference is made to the Indenture, dated as of June 15, 1996 (the "Indenture"), from Pogo Producing Company (the "Company") to Fleet National Bank, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

     This certificate relates to U.S. $__________________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

     CUSIP No(s).
                 ------------------

     CERTIFICATE No(s).
                       ------------------

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 305(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a period of at least three years has elapsed since the date the Specified Securities were acquired from the Company or from an affiliate (as such term is defined in Rule 144) of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the

Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.



Dated:
             ----------------------------------
             (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



             By:
                ---------------------------------------------------------------
                 Name:
                 Title:

             (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                              ANNEX D -- Form of
                                                           Surrender Certificate

     In connection with the certification contemplated by Section 1302 or 1202(g) relating to compliance with certain restrictions relating to transfers of Restricted Securities, such certification shall be provided substantially in the form of the following certificate, with only such changes thereto as shall be approved by the Company, and Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated:

                                  CERTIFICATE

                             POGO PRODUCING COMPANY

                   5 1/2% CONVERTIBLE NOTES DUE JUNE 15, 2006

     This is to certify that as of the date hereof with respect to U.S. $_____________ principal amount (as defined in the Indenture) of the above-captioned securities surrendered on the date hereof (the "Surrendered Securities") for registration of transfer, or for conversion or repurchase where the securities issuable upon such conversion or repurchase are to be registered in a name other than that of the undersigned Holder (each such transaction being a "transfer"), the undersigned Holder (as defined in the Indenture) certifies that the transfer of Surrendered Securities associated with such transfer complies with the restrictive legend set forth on the face of the Surrendered Securities for the reason checked below:


                  The transfer of the Surrendered Securities
    ------------- complies with Rule 144 under the United
                  States Securities Act of 1933, as amended
                  (the "Securities Act"); or


                  The transfer of the Surrendered Securities
    ------------- complies with Rule 144A under the
                  Securities Act; or


                  The transfer of the Surrendered Securities
    ------------- complies with Rule 904 under the Securities
                  Act.


                  The transfer of the Surrendered Securities
    ------------- has been made to an institution that is an
                  "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the
                  Securities Act in a transaction exempt from the registration requirements of the Securities Act.

                       [Name of Holder]


                       ----------------------------


Dated                *
      ---------------
      *To be dated the date
       of surrender





                                     D-1